       As filed with the Securities and Exchange Commission on November 16, 2005
                                        Securities Act Registration No. 33-10451
                                Investment Company Act Registration No. 811-4920

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                        Post-Effective Amendment No. 35                      [X]

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                               Amendment No. 37                              [X]
                        (Check appropriate box or boxes)

                               WASATCH FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                             150 SOCIAL HALL AVENUE
                                    4TH FLOOR
                           SALT LAKE CITY, UTAH 84111
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (801) 553-0777

(Name and Address of Agent for Service)                           Copy to:

        Samuel S. Stewart, Jr.                                  Eric F. Fess
          Wasatch Funds, Inc.                               Chapman & Cutler LLP
   150 Social Hall Avenue, 4th Floor                       111 West Monroe Street
      Salt Lake City, Utah 84111                             Chicago, IL 60603

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness.

================================================================================

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b)

[ ]  on ___________ pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on _________ pursuant to paragraph (a)(1)

[X]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                               WASATCH FUNDS, INC.

                                   PROSPECTUS

                               [___________, 2005]

                              [WASATCH INCOME FUND]

This prospectus contains important information about the [Wasatch Income Fund], a no-load mutual fund offered by Wasatch Funds. Before you invest, please read the prospectus carefully, paying particular attention to the risks involved. Keep the prospectus for future reference.

     An investment in the [Wasatch Income Fund] is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     We have provided a glossary of terms that can be found on page xx. Words that are italicized within the text of the prospectus are defined in the glossary.

     AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

[WASATCH INCOME FUND]

INVESTMENT OBJECTIVE

MAXIMIZE CURRENT INCOME. A SECONDARY OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL AND INCOME. The Fund's investment objectives can be changed without shareholder approval.

PRINCIPAL STRATEGIES

INVEST IN INCOME PRODUCING SECURITIES.

Under normal market conditions, we will invest the Fund's assets primarily in income-producing domestic and foreign securities, including equity securities and fixed income securities. The Fund is not managed as a balanced portfolio. At times, one type of security may make up a substantial portion of the Fund, while at other times certain securities may have a minimal or no representation.

In our search for such investments, we will maintain the flexibility to invest in companies from a variety of industries. The Fund concentrates its investments in the real estate investment trust (REITs), which means that more than 25%, and as much as 100%, of the Fund's total assets may be invested in that particular industry. The Fund's investments in REITs may include mortgage REITs, equity REITs or hybrid REITs.

In the selection of equity securities, we use "bottom up" fundamental analysis to identify individual companies with attractive, sustainable dividend yields or the potential for dividend growth. In certain situations, the Fund may acquire non-income producing securities, if the Advisor believes the company has the potential to pay dividends in the future. Other desirable characteristics of companies include experienced top management, a sustainable competitive advantage, stable demand for products and services and the ability to capitalize on favorable long-term demographic trends. Analysis includes screening for promising investments, studying a company's financial statements, building proprietary models and making onsite company visits to meet with top management.

The Fund's investments in fixed income securities will typically include domestic and foreign corporate bonds with a variety of maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or non-investment grade). In the selection of fixed income securities, we consider rates of current income, credit quality of the issuer and the maturity, duration and other characteristics of the obligation. At certain times, the Fund may emphasize one particular maturity or credit quality. The Fund may also invest in U.S. Treasury securities and debt obligations of foreign governments.

The Fund may invest in foreign securities of companies in developed countries. To a lesser extent, the Fund may invest in emerging market countries.

While the Fund may invest in companies of any size, at times, the Fund may invest a significant portion of its assets in small to mid-size companies with market capitalization of less than $5 billion at the time of purchase.

PRINCIPAL RISKS

For more information, please see "Principal Risks of Investing in the Wasatch Income & Growth Fund" on page __.

As with all mutual funds or investments, it is possible to lose money by investing in the Fund.

MANAGEMENT RISK is that the types of securities held by the Fund may underperform other types of securities and may not produce the intended result.

MARKET RISK means the prices of securities held by the Fund may decline significantly over short or extended periods of time.

COMPANY RISK is that the prices of individual securities may decline due to company specific factors such as changes in profitability or investor perceptions.

FOREIGN SECURITIES may be less liquid and their prices may be more volatile than domestic securities. There may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S.

     CURRENCY RISK. The U.S. dollar value of the Fund's assets will be affected by foreign currency exchange rates and may be affected by exchange control regulations. While the Fund has the ability to hedge against fluctuations in foreign currency exchange rates, it has no present intention to do so. A risk of non-hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars.

     POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economical risks, particularly in countries with emerging economies and securities markets.

     REGULATORY RISK. Foreign companies not publicly traded in the U.S. are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet.

     FOREIGN TAX RISK. The Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries.

     TRANSACTION COSTS. Transaction costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

EMERGING MARKETS. Securities in emerging markets are particularly subject to the risks described above for foreign securities.

SECTOR WEIGHTINGS. Funds that invest a large percentage of assets in a few sectors are more vulnerable than funds that diversify among a broad range of sectors.

REAL ESTATE INVESTMENT TRUSTS (REITS). The performance of the Fund's investments in equity REITs will be closely linked to the performance of the real estate markets. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders.

SMALL COMPANIES may lack the financial resources, product diversification and the competitive strengths of larger companies. The stocks of small and mid-size companies may not trade as readily as the stocks of large companies and their share prices may fluctuate more widely.

NON-DIVERSIFICATION. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

NON-INVESTMENT GRADE SECURITIES. The Fund may invest in non-investment grade securities. Such securities may include high-yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks. The Advisor believes that having the flexibility to invest in these types of securities may be beneficial to the Fund under certain conditions. However, non-investment grade securities generally are more risky and have more volatile prices than investment grade securities.

CREDIT RISK. The risk that the issuer of a debt security will fail to make interest payments and repay the principal amount borrowed. Generally the lower a security's credit rating, the greater chance that the issuer will be unable to make such payments when due.

INTEREST RATE RISK. If interest rates rise, the value of the Fund's investments in fixed-income securities generally will decline. Even though some interest-bearing securities offer a stable stream of income, their prices will fluctuate with changes in interest rates. Fixed-income securities with long-term maturities are more sensitive to changes in market interest rates and may be subject to greater volatility than fixed-income securities with intermediate or short-term maturities. Rising interest rates generally cause yields to rise. Rising yields imply the prices of fixed income securities and stocks, particularly those that pay dividends, decline.

INCOME RISK. This is the potential for a decline in the Fund's income due to falling interest rates or declines in corporate dividends due to reductions in earnings and other factors.

CONVERTIBLE SECURITIES. The values of the convertible securities in which the Fund may invest will also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to the Fund.

WHO SHOULD INVEST

The Fund is best suited for long-term investors who can tolerate the greater risks and volatility that are inherent with investments in equity securities and fixed income securities. It is not appropriate for short-term investors or those trying to time the market.

HISTORICAL PERFORMANCE

Ordinarily, this section of the prospectus contains information that would allow you to evaluate the Fund's performance using several different measures such as yearly changes in performance, best and worst quarterly returns and average annual total returns before and after taxes compared to a relevant benchmark. However, the [Wasatch Income Fund] is newly formed and has no history that can be used by investors to evaluate performance.

FEES AND EXPENSES OF THE [WASATCH INCOME FUND]

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases        None
Maximum Deferred Sales Charge (Load)                    None
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and other Distributions                       None
Redemption Fee (from redemption proceeds on shares
   held two months or less)                             2.00%
Exchange Fee                                            None
Maximum Account Fee                                     None
Annual IRA Maintenance Fee(1)                           $12.50 per Fund
IRA Distribution Fee(2)                                 $15.00 each
Outgoing Wire Transfer Fee                              $15.00 each

ANNUAL FUND OPERATING EXPENSES(3) (DEDUCTED FROM THE FUND'S ASSETS)

                                                        Total Annual       Less
                Management   Distribution     Other    Fund Operating   Contractual      Net
                   Fees      (12b-1) Fees   Expenses      Expenses      Fee Waiver    Expenses
                ----------   ------------   --------   --------------   -----------   --------
[Income Fund]    [0.70%]         None        [0.30%]       [1.00%]        [0.05%]      [0.95%]

(1) Wasatch Funds IRAs of $10,000 or more per Fund are exempt. Fee is capped at $25.00 per social security number, per account type.

(2) Includes rollovers, direct transfers and recharacterizations. Excludes systematic withdrawal plans.

(3) Other Expenses and Total Annual Fund Operating Expenses are based on estimated Fund expenses for its first full fiscal year before any reimbursements by the Advisor. The Advisor has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of [0.95% ] until at least January 31, 2007. See "Management Fee and Expense Limitations" on page __.

EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (as a percentage of net assets) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year   3 Years
                ------   -------
[Income Fund]     [ ]      [ ]

The above example reflects contractual waivers and reimbursements through January 31, 2007.

MORE ABOUT THE [WASATCH INCOME FUND]

PORTFOLIO MANAGERS

Research Team

INVESTMENT OBJECTIVE

The Fund's primary investment objective is to maximize current income. A secondary objective is long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES

UNDER NORMAL MARKET CONDITIONS:

- Invest at least 65% of the Fund's net assets in domestic and foreign income-producing securities, including equity securities and fixed income securities.

- Invest at least 25% of the Fund's net assets in REITs. The Fund may invest in mortgage REITs, equity REITs or hybrid REITs.

- Focus on companies that the Advisor believes has attractive, sustainable or growing rates of current income.

- Invest in companies of any size. At times, the Fund may invest a significant portion of its assets in small to mid-size companies with market capitalization of less than $5 billion at the time of purchase.

- The Fund may invest in foreign securities of companies in developed countries. To a lesser extent, the Fund may invest in emerging markets.

-    The Fund may invest in non-investment grade securities.

BUYING SECURITIES

The research team uses "bottom up" fundamental analysis to identify attractive investments in equity and fixed-income securities believed to be consistent with the Fund's investment objectives and strategies. Analysis includes screening for promising investments, studying a company's financial statements, building proprietary quantitative models and making onsite company visits to meet with top management.

CHARACTERISTICS THE TEAM LOOKS FOR WHEN INVESTING IN THE EQUITY SECURITIES OF INDIVIDUAL COMPANIES MAY INCLUDE:

- Attractive, sustainable dividend yields or the potential for dividend growth.

-    Experienced top management.

-    A sustainable competitive advantage.

-    Stable demand for products and services.

-    The ability to capitalize on favorable long-term demographic trends.

CHARACTERISTICS THE TEAM LOOKS FOR WHEN INVESTING IN FIXED INCOME SECURITIES MAY
INCLUDE:

-    Rates of current income.

-    Credit quality of the issuer.

-    Maturity, duration and other characteristics of the obligation

SELLING SECURITIES

Decisions to sell securities are based on the best judgment of the research team in a continuing effort to enhance the Fund's long-term performance. In general, we are likely to sell a security when:

-    The rationale for holding the security is no longer valid.

-    The security becomes overvalued.

-    We believe other investments have better potential.

OTHER INVESTMENT STRATEGIES

The Fund may use other investment strategies in addition to its principal strategies. For information about the more significant of these strategies and their risks see "Other Investment Strategies and Their Risks" on page __. The Statement of Additional Information (SAI) also contains information about investment strategies and risks.

PRINCIPAL RISKS OF INVESTING IN THE [WASATCH INCOME FUND]

The following discussion is intended to help you better understand the risks associated with the Fund's principal investment strategies. It is designed to make you aware of factors that have the potential to adversely affect the Fund's share price and its total return. Please read this section carefully.

MAIN RISK

THE MAIN RISK TO YOU AS A SHAREHOLDER IS THAT IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

MANAGEMENT RISK

The types of securities held by the Fund may underperform other types of securities and may fail to produce the intended result. There can be no assurance that the Fund will achieve its investment objective. Some Fund policies cannot be changed without a shareholder vote. These are described in the SAI.

MARKET RISK

Prices of securities may decline significantly over short or extended periods of time. Price changes may affect markets worldwide, or only foreign or domestic markets, or only certain types of securities such as growth or value stocks, or only a particular company, industry, or sector of the market.

COMPANY RISK

Individual securities can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investors' perceptions regarding a company.

RISKS OF FOREIGN SECURITIES

Investments in foreign companies involve certain risks not typically associated with investments in U.S. companies. The Fund may invest in foreign securities without limitation.

     FOREIGN MARKET RISK. Foreign securities markets may be less liquid and their prices may be more volatile than domestic markets. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

     CURRENCY RISK. The U.S. dollar value of the Fund's assets will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of the Fund's assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversions between various currencies.

     POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund's investments.

     REGULATORY RISK. Foreign companies that are not publicly traded in the U.S. are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.

     FOREIGN TAX RISK. The Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

     TRANSACTION COSTS. Transaction costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

EMERGING MARKETS

Investments in emerging markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets. Risks of investing in these countries may include political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, greater potential for government seizure of assets or nationalization of companies.

SECTOR WEIGHTINGS

The Fund does not limit its investments to specific sectors. However, our approach is to analyze the investment potential of individual companies. This may at times lead to a large percentage of the Fund's assets being invested in certain sectors.

Investments in companies within the same sector will often react similarly to certain market or economic pressures.

Funds that invest a large percentage of assets in a few sectors or similar types of companies are more vulnerable to the price movements of a single security or small group of securities than funds that diversify their investments among a broad range of sectors and types of companies.

REAL ESTATE INVESTMENT TRUSTS (REITS)

The Fund will invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs are also subject to interest rate risks.

SMALL COMPANIES

The Fund may invest in the securities of small companies. Small companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, the frequency and volume of trading in their stocks may be substantially less than that typical of larger companies. Therefore, the prices of small company stocks may be subject to wider and more erratic fluctuations.

The spread between the bid and asked prices of small company stocks may be wider than the spread for more actively traded securities. As a result, if a small company stock is sold shortly after purchase, a loss may be incurred by a Fund solely due to the size of the bid-asked spread. Large sales of small company stocks may require selling them at a discount from quoted prices and/or making a series of small sales over a period of time.

Small company stocks are often traded over-the-counter and may not have the trading volume typical of stocks traded on a national securities exchange. The values of their shares may move independently of the values of shares of large companies or of general stock market indexes such as the Dow Jones Industrial Average or the S&P 500(R) Index.

NON-DIVERSIFICATION RISK

The Fund is non-diversified. Being non-diversified means the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Funds that invest in the stocks of a few companies have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

NON-INVESTMENT GRADE SECURITIES

The Fund may invest in non-investment grade securities without limitation. Such securities may include high-yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks. The Advisor believes that having the flexibility to invest in these types of securities may be beneficial to the Fund under certain conditions. However, non-investment grade securities generally are more risky and have more volatile prices than investment grade securities. The terms "investment grade" and "non-investment grade" refer to the credit quality of fixed-income securities as established by a recognized rating agency, such as Standard & Poor's or Moody's Investors Service, Inc. In selecting securities for the Fund's portfolio, the Advisor will not rely solely on ratings assigned by ratings agencies, but may perform independent investment analysis to evaluate an issuer's creditworthiness. In such instance, the Advisor would consider a variety of factors, including the issuer's experience and managerial strength, sensitivity to economic conditions and current and expected financial condition. Additional risks associated with investments in non-investment grade securities are described in the SAI.

CREDIT RISK

Credit risk is the risk that the issuer of a debt security will fail to make interest payments and repay the principal amount borrowed. Generally the lower a security's credit rating, the greater chance that the issuer will be unable to make such payments when due.

INTEREST RATE RISK

If interest rates rise, the value of the Fund's investments in fixed-income securities generally will decline. Even though some interest-bearing securities offer a stable stream of income, their prices will fluctuate with changes in interest rates. Fixed-income securities with long-term maturities are more sensitive to changes in market interest rates and may be subject to greater volatility than fixed-income securities with intermediate or short-term maturities. Rising interest rates generally cause yields to rise. Rising yields imply the prices of fixed income securities and stocks, particularly those that pay dividends, decline.

INCOME RISK

This is the potential for a decline in the Fund's income due to falling interest rates or declines in corporate dividends due to reductions in earnings and other factors.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to the Fund.

OTHER INVESTMENT STRATEGIES AND THEIR RISKS

CASH/TEMPORARY DEFENSIVE POSITIONS

If the research team is unable to locate attractive investment opportunities, or when we consider market, economic or political conditions to be unfavorable for profitable investing, we may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies.

For example, we may temporarily increase the Fund's cash position, invest a larger portion of its assets in money market instruments or repurchase agreements. We reserve the right to invest all of the Fund's assets in temporary defensive positions.

When the Fund takes temporary defensive positions by increasing its holdings in cash, money market instruments or repurchase agreements, it may not participate in stock market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks. In addition, the Fund may not achieve its investment objective.

RISKS OF GROWTH STOCKS

The Fund will invest in "growth stocks." Growth stocks typically trade at higher price-to-earnings ratios (P/Es) than other stocks. Therefore, their prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. If the Advisor's assessment of a company's earnings growth prospects is wrong, or if the Advisor's judgment about how other investors will value a company's earnings growth is wrong, then the company's stock may fail to achieve the expected price appreciation.

MICRO CAP COMPANIES

The Fund may invest in micro cap companies. We define micro cap companies as those with market capitalizations of less than $1 billion at the time of purchase. Micro cap companies may be more sensitive to, and their share prices may be more affected by, the risks for small companies mentioned above.

CURRENCY HEDGING

Although it has no present intention to do so, the Fund may use currency hedging techniques including forward foreign currency exchange contracts to manage currency risk. If such currency hedging techniques are used, the goal of using these techniques will be to benefit the Fund's performance. However, using these techniques could be detrimental to performance if the Advisor incorrectly judges the direction of exchange rates. More information about currency hedging techniques and forward foreign currency exchange contracts can be found in the SAI.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities, including "restricted" securities and private placements for which there is no public market value. The fair value of these securities will be determined by a designated Pricing Committee of the Advisor under the supervision of the Board of Directors in accordance with Board-approved Pricing Policies and Procedures. Given the inherent uncertainties of determining fair market value, there can be no assurance that the value we place on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Fund may not be able to easily liquidate its position in these securities.

THINLY TRADED SECURITIES

The Fund also may invest in securities that are less liquid than the securities of large established companies. These less liquid securities may include the securities of smaller companies, convertible securities, foreign securities and emerging markets securities. The Fund, other Wasatch Funds and private accounts managed by the Advisor, collectively may hold significant amounts of the outstanding shares of certain issuers. The Fund may experience a loss if it is unable to sell a security at a time and price that would be most beneficial.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund may invest up to 10% of its total assets in other investment companies. The returns of the Fund's investments in other investment companies will be reduced by their operating expenses. Please see the SAI for more information about the risks of investing in other investment companies.

LEVERAGING

Borrowing to purchase securities is known as leveraging. The Fund may borrow from banks for temporary or emergency purposes, clearing transactions or to invest. Leveraging increases the effect of changes in the market value of the Fund's portfolio. Leveraging may expose the Fund to greater risk and increased costs. Interest paid on borrowed funds may have the effect of lowering the Fund's return. In addition, the Fund may have to sell securities it would normally keep in order to make interest payments. The Fund does not expect borrowings to exceed 10% of net assets.

OPTIONS AND FUTURES CONTRACTS

To a limited extent, the Fund may use derivatives such as options and futures contracts to hedge against certain risks like adverse movements in securities prices. The Fund may also use options and futures contracts for non-hedging purposes such as seeking to enhance returns.

The goal of using options and futures contracts will be to benefit the Fund. However, using options and futures contracts could hurt the Fund's performance if the Advisor incorrectly judges the direction of securities prices. More information about the risks associated with using options and futures contracts can be found in the SAI.

INITIAL PUBLIC OFFERINGS (IPOS)

The Fund may invest in IPOs. Most IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Shares purchased in IPOs may involve higher transaction costs and may be difficult to sell at a time or price that is desirable.

IPOs may be sold within 12 months of purchase. This may result in increased short term capital gains, which will be taxable to shareholders as ordinary income. The effect of IPOs on a Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund's asset base increases, IPOs often have a diminished effect on such Fund's performance.

EARLY STAGE COMPANIES

The Fund may invest in early stage companies. These companies are subject to the risks listed above for small companies. In addition, they may not be profitable now and there is no guarantee that they will become profitable or be able to obtain necessary financing. They may rely on untested business plans. They may not be successful in developing markets for their products and services. They may remain an insignificant part of their industry. They may be illiquid or they may not be publicly traded. Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.

OVERLAP OF HOLDINGS

The Fund may invest in some of the same companies as the other Wasatch Equity Funds. Investing in multiple Wasatch Equity Funds might not provide meaningful diversification for shareholders' investment portfolios.

PORTFOLIO TURNOVER

The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short term transactions may result from liquidity needs, securities having reached a price or yield objective, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in the Fund's portfolio whenever the research team believes such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions to buy or sell securities.

To a lesser extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

SHORT SALES

To a limited extent, the Fund may make short sales of securities listed on one or more U.S. or foreign securities exchanges or on Nasdaq or EASDAQ. A short sale means the Fund sells a security it does not own in anticipation of a decline in the stock's price. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. The Fund will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. The Fund will not engage in short sales when these transactions would cause the market value of all the Fund's securities sold short to exceed 15% of its net assets. Short sales may reduce the Fund's returns or increase volatility.

WASATCH FUNDS--MANAGEMENT

The investment advisor for Wasatch Funds is Wasatch Advisors, Inc. The Advisor and Wasatch Funds are located at 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111. The Advisor has been in the investment advisory business since 1975. As of December 31, 2005, the Advisor had approximately [$__] billion in assets under management.

The Advisor is responsible for investing Wasatch Funds' assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In addition, the Advisor provides certain administrative services and manages the Funds' business affairs.

MANAGEMENT FEES AND EXPENSE LIMITATIONS

The Fund has agreed to pay the Advisor a monthly management fee computed on average daily net assets of the Fund at the annual rate of [0.70%]. More detailed information about the Advisor's investment advisory and service contracts with Wasatch Funds can be found in the SAI. The basis of the Board of Directors approval of the investment advisory and service contracts can be found in the SAI.

The Advisor has contractually agreed to limit the expenses of the Fund at least through [January 31, 2007] to [0.95]% of average net assets computed on a daily basis. The Advisor will pay all expenses excluding interest, taxes and extraordinary expenses in excess of such limitations. The Advisor may rescind these contractual limitations on expenses any time after [January 31, 2007].

[WASATCH INCOME FUND] RESEARCH TEAM

The [Wasatch Income Fund] is managed using a team approach.

Please refer the Statement of Additional Information (SAI) for additional information about the Fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of securities in the Fund. Certain members of the research team shown below are responsible for making investment decisions for the Wasatch Income Fund, including Samuel S. Stewart, Jr. PhD, CFA, Christopher D. Bowen, Paul Lambert, Jim Larkins, John Mazanec, Ryan Snow and JB Taylor.

RESEARCH TEAM

The Wasatch research team consists of the Chief Investment Officer, 15 portfolio managers and 10 securities analysts. The portfolio managers are responsible for making investment decisions for their respective Funds in accordance with each Fund's investment objective and strategies. The research team is responsible for analyzing securities and making investment recommendations.

CHIEF INVESTMENT OFFICER

Samuel S. Stewart, Jr., PhD, CFA has served as President of Wasatch Funds since 1986, Chairman of the Board from 1986 through 2004 and Chairman of the Board of the Advisor since 1975. He earned a Bachelor of Science in Business Administration from Northwestern University. He went on to earn a Master of Business Administration and a Doctorate in finance from Stanford University. From 1975 through 2000, Dr. Stewart served as a professor of finance at the University of Utah.

PORTFOLIO MANAGERS

JEFF CARDON, CFA is Vice President of Wasatch Funds and President, Treasurer and Director of the Advisor. He is the portfolio manager of the Wasatch Small Cap Growth Fund. Mr. Cardon joined the Advisor in 1980. He is a Chartered Financial Analyst and holds a Bachelor of Science degree in finance from the University of Utah.

KAREY BARKER, CFA is a Vice President and Director of the Advisor. In addition, she is a portfolio manager of the Wasatch Ultra Growth Fund. Ms. Barker joined the Advisor in 1989. She is a Chartered Financial Analyst and holds a Bachelor of Science degree in finance and a Bachelor of Arts degree in French from the University of Utah.

ROBERT GARDINER, CFA is a Vice President and Director of the Advisor. In addition, he is the Director of Research and a portfolio manager of the Wasatch Micro Cap Fund. Mr. Gardiner joined the Advisor in 1987. He is a Chartered Financial Analyst. Mr. Gardiner is a graduate of the University of Utah where he earned a Bachelor of Arts degree in physics with a minor in French and a Bachelor of Science degree in mathematics with a minor in chemistry.

CHRISTOPHER D. BOWEN is a portfolio manager of the Wasatch Heritage Growth Fund. He joined the Advisor in 2001. Prior to joining the Advisor, Mr. Bowen earned a Master in Business Administration from the University of Maryland. From 1996 to 1999, he worked in Washington, D.C. as an analyst with the Financial Institutions Regulatory Group of the law firm Skadden, Arps, Slate, Meagher & Flom LLP. He received a Bachelor of Arts degree in economics from St. Mary's College of Maryland where he graduated Summa Cum Laude.

BRIAN BYTHROW, CFA is a portfolio manager of the Wasatch Micro Cap Value Fund. He joined the Advisor in 2003. Since 1998 and prior to joining the Advisor, Mr. Bythrow was the portfolio manager for the Monogram Special Equity Fund. Mr. Bythrow is a Chartered Financial Analyst. He earned a Master of Business Administration from California State University in Sacramento, California and a Bachelor of Science degree in Social Sciences from the United States Air Force Academy.

DANIEL CHACE, CFA is a portfolio manager of the Wasatch Micro Cap Fund. He joined the Advisor in 2002. Prior to joining the Advisor, Mr. Chace earned a Master in Business Administration from Harvard Business School. Before entering business school in 2000, he worked in New York City as an equities analyst following Latin American financial institutions at J.P. Morgan Securities Inc. From 1999 to 2000, he was lead Latin American financial institutions analyst at SG Cowen Securities Corporation. Mr. Chace is a Chartered Financial Analyst. He received a Bachelor of Arts degree in cultural anthropology from Pomona College.

ROGER D. EDGLEY, CFA joined the Advisor in 2002. Prior to joining the Advisor, Mr. Edgley was a principal, director of international research and portfolio manager for Liberty Wanger Asset Management in Chicago, which manages the Acorn Funds. He was a co-manager of the Acorn Foreign Forty Fund. Liberty Financial acquired Wanger Asset Management in 2000. Mr. Edgley joined Wanger Asset Management as an equities analyst in 1994 to cover the firm's Asia (ex-Japan) portfolio that included the markets of Hong Kong, Singapore, Malaysia, Taiwan, Indonesia, Thailand and Korea. Mr. Edgley is a Chartered Financial Analyst. He is a native of the United Kingdom and earned a Bachelor of Science with honors in psychology from the University of Hertfordshire, a Master of Arts in philosophy from the University of Sussex and a Master of Science in social psychology with statistics from the London School of Economics.

MICHAEL W. GERDING, CFA is the portfolio manager of the Wasatch International Growth Fund. Mr. Gerding joined the Advisor in 2002. Prior to joining the Advisor, Mr. Gerding was a vice president and portfolio manager with Denver Investment Advisors (DIA). He joined DIA in 1999. Mr. Gerding was a senior vice president and portfolio manager for Founders Asset Management in Denver. He joined Founders in 1990. From 1985 until joining Founders, Mr. Gerding was a portfolio manager and research analyst with NCNB Texas. He is a Chartered Financial Analyst. Mr. Gerding earned a Bachelor of Business Administration in finance and a Master of Business Administration from Texas Christian University.

AJAY KRISHNAN, CFA is the portfolio manager of the Wasatch Global Science & Technology Fund and a portfolio manager of the Ultra Growth Fund. Mr. Krishnan joined the Advisor in 1994. He is a Chartered Financial Analyst and holds a Master's degree in business from Utah State University and a Bachelor of Science degree in physics with a minor in mathematics from Bombay University.

PAUL LAMBERT is a portfolio manager of the Wasatch Core Growth Fund. He joined the Advisor in 2000. From 1999 until joining the Advisor, he worked for Fidelity Investments. Prior to joining Fidelity, Mr. Lambert was a student at the University of Utah where he was a founding member of the University's investment club. As such, he was part of a team responsible for setting the club's rules and standards, managing the assets of a sponsorship account, analyzing companies and trading securities. Mr. Lambert holds a Bachelor of Science degree in finance from the University of Utah.

JIM LARKINS is a portfolio manager of the Wasatch Small Cap Value Fund. Mr. Larkins joined the Advisor in 1995. He holds a Master's degree in business and a Bachelor of Arts degree in economics from Brigham Young University.

JOHN MALOOLY, CFA is a portfolio manager of the Wasatch Micro Cap Value Fund. He joined the Advisor in 1997 from UMB Fund Services, Inc. (formerly Sunstone Financial Group), the transfer agent for Wasatch Funds. Mr. Malooly is a Chartered Financial Analyst. He holds a Bachelor of Science in Business Administration from Marquette University.

JOHN MAZANEC is a portfolio manager of the Wasatch Small Cap Value Fund. He joined the Advisor in 2001. Mr. Mazanec was an equity research analyst with Huntington Partners in Chicago, Illinois from 1996 until he joined the Advisor. He holds a Master's degree in business from Harvard University Graduate School of Business Administration and a Bachelor of Arts degree in economics from DePauw University.

RYAN SNOW is a portfolio manager of the Wasatch Heritage Growth Fund. He joined the Advisor in 2000. Mr. Snow worked for Fidelity Investments from 1999 until he joined the Advisor. He holds a Bachelor of Science degree in finance from the University of Utah.

JB TAYLOR is a portfolio manager of the Wasatch Core Growth Fund. Mr. Taylor joined the Advisor in 1996. He holds a Bachelor of Science degree in industrial engineering from Stanford University.

ADDITIONAL SERVICE PROVIDERS

INVESTMENT ADVISOR
Wasatch Advisors, Inc.
150 Social Hall Avenue, 4th Floor
Salt Lake City, UT 84111

ADMINISTRATOR AND FUND ACCOUNTANT
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105

DISTRIBUTOR
ALPS Distributors, Inc.
1625 Broadway, Suite 2200
Denver, CO 80202

TRANSFER AGENT
UMB Fund Services, Inc.
803 West Michigan Street, Suite A
Milwaukee, WI 53233-2301

CUSTODIAN
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105

LEGAL COUNSEL TO WASATCH FUNDS
Chapman & Cutler, LLP
111 West Monroe Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
1055 Broadway, 10th Floor
Kansas City, MO 64105

SHAREHOLDER'S GUIDE

INVESTMENT MINIMUMS

New Accounts                                     $2,000
New Accounts with an Automatic Investment Plan   $1,000
Individual Retirement Accounts (IRAs)            $1,000
Coverdell Education Savings Accounts             $1,000

                      MAKE CHECKS PAYABLE TO WASATCH FUNDS

HOW TO CONTACT WASATCH

ONLINE

     WWW.WASATCHFUNDS.COM
     or via e-mail at
     SHAREHOLDERSERVICE@WASATCHFUNDS.COM

TELEPHONE

     800.551.1700

Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time. You can also reach our automated system 24 hours a day for daily share prices and account information.

MAIL

REGULAR MAIL DELIVERY

     WASATCH FUNDS
     P.O. Box 2172
     Milwaukee, WI 53201-2172

OVERNIGHT DELIVERY

     WASATCH FUNDS
     803 West Michigan Street, Suite A
     Milwaukee, WI 53233-2301

OPEN A NEW ACCOUNT

For policies governing the following transactions and services, please see "Account Policies" on page __.

New accounts are subject to acceptance by Wasatch Funds. To open a retirement or education savings account, you will also need the appropriate information kit and application.

ONLINE

Visit Wasatch Funds' web site, complete and electronically submit the online application. You may also sign up to invest automatically by filling out the Account Privileges Change Form.

Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions.

TELEPHONE

Complete the appropriate application and call for instructions on how to open an account via wire.

MAIL

Complete the application for the type of account you are opening. Mail the application, any other materials (such as a corporate resolution for corporate accounts) and a check.

PURCHASE SHARES FOR AN EXISTING ACCOUNT

ONLINE

If you have previously established bank information, you may add to your account in amounts of $100 or more.

TELEPHONE

You may add to your account via electronic funds transfer in amounts of $100 up to $50,000 ($100,000 for corporate accounts). If an electronic funds transfer cannot be processed for any reason, your account will be charged a service fee (currently $20.00).

MAIL

Complete the additional investment form from your statement or write a note that includes the name of the account and the account number. Mail the form or note and a check.

WIRE

HAVE YOUR BANK SEND YOUR INVESTMENT TO:

-    UMB Bank, N.A.

-    ABA Number 101000695

FOR CREDIT TO WASATCH FUNDS

-    Account Number 987-060-9800

FOR FURTHER CREDIT TO:

-    Wasatch (name of Fund)

-    Your Wasatch account number

-    Name(s) of investor(s)

-    Social security or tax ID number

AUTOMATICALLY

AUTOMATIC INVESTMENT PLAN (AIP)--Complete and mail the Account Privileges Change Form and any other required materials. The Form can be obtained from our web site or by calling a shareholder services representative.

The minimum for subsequent automatic investments is $50 per month or $100 per quarter.

SELL (REDEEM) SHARES

GENERAL

- Redemption requests for over $50,000 ($100,000 for corporate accounts) must be made in writing (a Medallion signature guarantee is required).

-    Checks will be mailed to the address on your account.

- Redemption requests made within 30 days of an address change must be made in writing and require a Medallion signature guarantee.

ONLINE

You may sell shares in amounts of $500 up to $50,000.

TELEPHONE

You may sell shares in your account in amounts of $500 up to $50,000 ($100,000 for corporate accounts) by calling Wasatch Funds if you did not decline the telephone redemption privilege when establishing your account.

MAIL

SEND WASATCH FUNDS A LETTER THAT INCLUDES:

-    Your name

-    The fund(s) name

-    Your account number(s)

-    The dollar amount or number of shares to be redeemed

-    Your daytime telephone number

-    Signature(s) of account owners (sign exactly as the account is registered)

-    Medallion signature guarantee (if required)

For IRA accounts, please obtain an IRA Distribution Form from our web site or by calling a shareholder services representative. If no withholding instructions are given, Wasatch Funds is required to withhold 10%.

AUTOMATICALLY

SYSTEMATIC WITHDRAWAL PLAN--Complete and mail the Account Privileges Change Form and any other required materials. The Form can be obtained from our web site or by calling a shareholder services representative.

This plan allows you to make monthly, quarterly, semi-annual or annual redemptions of $50 or more.

WASATCH FUNDS--ACCOUNT POLICIES

POLICIES TO PREVENT MARKET TIMING

Short-term trading or "market timing" involves frequent purchases and redemptions of fund shares and may present risks for long-term shareholders of the fund including among other things, dilution in the value of fund shares held by long-term shareholders, interference in the efficient management of the fund's portfolio, increased brokerage and administrative costs and forcing the fund to hold excess levels of cash. One form of market timing is called "time zone arbitrage." This occurs when shareholders of Fund's that primarily invest in securities that are listed on foreign exchanges take advantage of time zone differences between the close of foreign markets on which the Funds' securities trade and the close of the U.S. markets, which is when the Funds' share prices are calculated. Arbitrage opportunities may also occur in Funds that do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund's share price is calculated, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain micro- or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.

Wasatch Funds are intended as long-term investments. Therefore, the Funds' Board of Directors has adopted policies and procedures designed to prohibit short-term trading, excessive exchanges and other market timing activities. Steps the Funds have taken include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading the Funds inappropriately, imposing a 2.00% redemption fee on shares held two months or less, and revising or terminating the exchange privilege, limiting the amount of any exchange, or rejecting an exchange, at any time, for any reason.

The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).

The redemption fee may be waived by the Funds' officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Directors' policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds' officers will be disclosed to the Funds' Board of Directors at its next regularly scheduled quarterly meeting.

The Funds cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Fund through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Fund, which do not allow access to individual shareholders' account information. With respect to trades that occur through omnibus accounts at intermediaries, the Funds have requested assurance that intermediaries have policies to prevent market timing.

REQUIRED INFORMATION

Federal regulations may require the Fund to obtain your name, your date of birth, your residential address or principal place of business and mailing address as well as your taxpayer identification number at the time you open your account. Applications without this information may not be accepted. To the extent permitted by law, the Fund reserves the right to place limits on transactions in your account until your identity is verified.

INVESTMENT MINIMUMS

- If you purchase shares directly from Wasatch Funds, the minimum initial investment for a regular account is $2,000 unless otherwise noted on the application.

- The minimum initial investment for Individual Retirement Accounts (IRAs), Education Savings Accounts and regular accounts opened with an automatic investment plan is $1,000.

- Other than the reinvestment of dividends and capital gains, the minimum for subsequent purchases in regular and IRA accounts is $100. For accounts with an automatic investment plan, the minimum for subsequent purchases is $50 monthly or $100 quarterly.

- The Fund reserve the right to waive or lower investment minimums for any reason.

- Accounts opened through third parties such as brokers or banks may be subject to different minimums for initial and subsequent purchases.

TYPES OF REGULAR ACCOUNTS

-    Individual or Joint Ownership

-    Gift to Minor

-    Corporation, Partnership, Trust or Other Entity

TYPES OF INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

-    Traditional IRA

-    Rollover IRA

-    Roth IRA

-    SEP-IRA

-    SIMPLE IRA

-    Section 403(b)(7) Plan

TYPES OF EDUCATION SAVINGS PLANS

-    Coverdell Education Savings Account

PREMIER SERVICES

Shareholders who purchase shares directly through Wasatch Funds and maintain a combined balance in their accounts of more than $250,000 for three consecutive months may qualify for additional benefits as a member of Wasatch Premier Services. These benefits include:

-    Priority e-mail notification of new and reopened Funds.

-    Written quarterly comments from Wasatch portfolio managers.

-    Option to receive monthly statements.

-    Exemptions for outgoing wire and IRA fees.

-    Access to a personal relationship manager.

- Shareholders with account balances greater than $500,000 receive detailed quarterly investment reports.

- Accounts that drop below the $250,000 minimum due to shareholder redemptions will no longer be eligible for Premier Services.

- The Funds reserve the right to modify Premier Services eligibility requirements, benefits or services at any time.

NO CANCELLATIONS

     Please place your transactions with care. The Funds will not cancel any transaction once it has been initiated and, if applicable, a reference or confirmation number has been assigned.

PURCHASING SHARES

-    There are no sales charges to purchase shares of the [Wasatch Income Fund].

- The purchase price of your shares will be determined the next time the Fund's share prices are calculated after the transfer agent receives your request in good order.

-    Purchases must be made in U.S. dollars.

- The Fund does not accept cash, money orders, third party checks, travelers checks, credit card checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk.

- The Fund reserves the right to stop selling shares at any time or to reject specific purchase requests, including purchases by exchange from another Wasatch Fund or the Northern U.S. Government Money Market Fund (Money Market Fund).

- Purchase requests sent to Wasatch Funds' headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the purchase will be delayed until the request is received in good order by the transfer agent.

- Purchase requests made by telephone will only be accepted for accounts that have provided bank information to allow electronic funds transfer from the Automated Clearing House (ACH).

- When you make an initial purchase of shares online, the purchase amount will be withdrawn from your bank after the transfer agent receives your online application in good order. You will receive a reference number for your transaction when you submit your application or subsequent purchase. A verification of your request will also be sent to your e-mail address and we will mail a transaction confirmation to you when we have processed your online application. Please double check that the bank information you provide is correct. You will be held liable for losses incurred by the Fund due to incorrect bank information.

- A $20 fee will be assessed if your online purchase cannot be made for any reason. See also "Insufficient Funds Policy" on page __.

SELLING (REDEEMING) SHARES

-    You may request that the Fund redeems all or a portion of your shares.

- The price of shares you redeem will be determined the next time the Fund's share prices are calculated after the transfer agent receives your request in good order.

- Most new accounts automatically have the telephone redemption privilege, unless it is specifically declined. Some accounts such as corporate accounts do not receive the redemption privilege unless they complete and return the Redemption and Exchange Privileges Form.

- You may redeem shares in your account in amounts of $500 up to $50,000 ($100,000 for corporate accounts) online or by telephone.

- Redemption requests for over $50,000 ($100,000 for corporate accounts) must be made in writing and a Medallion signature guarantee is required.

-    The Fund does not accept redemption requests made via fax.

- The Fund will mail a check to the address on your account within seven days after the transfer agent receives your request in good order.

- Redemption proceeds can also be sent by wire ($10.00 fee) or electronic funds transfer to your preauthorized bank account.

- Payment may be delayed for up to seven days on redemption requests for recent purchases made by check or electronic funds transfer to ensure that the payment has cleared.

- The Funds can delay payment of redemption proceeds for up to seven days at any time.

- Redemption requests sent to Wasatch Funds' headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the redemption will be delayed until the request is received in good order by the transfer agent.

- Redemption requests from corporations, executors, administrators, trustees and guardians may require additional documentation and a Medallion signature guarantee.

- If the account is worth less than the amount requested, the entire value of the account will be redeemed.

-    The Fund reserves the right to redeem in kind.

- The Fund reserves the right to reject or delay a redemption on certain legal grounds. See "Emergency Circumstances" on page __.

-    Redeeming shares may result in a taxable capital gain or loss.

REDEMPTION FEE

- The Fund will deduct a fee of 2.00% from redemption proceeds on Fund shares held two months or less.

- Exchanges on shares held two months or less will trigger the redemption fee.

- The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short term shareholder trading.

- If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies.

- The redemption fee does not apply to shares acquired through reinvestment of dividends and/or capital gains.

- The redemption fee does not apply to shares redeemed through the Systematic Withdrawal Plan.

- The redemption fee does not apply in the event of any involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Directors.

- The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).

- The redemption fee may be waived by the Funds' officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Directors' policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds' officers will be disclosed to the Funds' Board of Directors at its next regularly scheduled quarterly meeting.

- The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Fund, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Fund's transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Fund. These system differences are not intended or expected to facilitate market timing or frequent trading.

HOW FUND SHARES ARE PRICED

- The Fund's share price changes daily, so the price of shares you wish to purchase or redeem will be determined the next time the Fund's share prices is calculated after the transfer agent receives your request in good order.

- A Fund's share price, or Net Asset Value (NAV), is calculated by dividing the value of all securities and other assets owned by the Fund, less the liabilities charged to the Fund, by the number of Fund shares outstanding.

- The Fund's share prices is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (4:00 p.m. Eastern Time) every day the NYSE is open.

- The Fund's share price will not be calculated on holidays the NYSE observes, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving and Christmas.

- The Fund's investments is primarily valued using market quotations. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Advisor. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value.

- If market quotations are not readily available for the Fund's investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments will be valued at fair value by the Pricing Committee of the Advisor under the supervision of the Board of Directors and in accordance with Board-approved Pricing Policies and Procedures.

- The Fund's investments will be valued at fair value by or under the supervision of the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred after the close of the security's primary exchange or market (for example, a foreign exchange or market) and before the time the Fund's share price is calculated. In addition, if on any business day a change in the value of the U.S. equity markets (as represented by a benchmark index approved by the Board of Directors) exceeds a certain threshold, then each foreign security held by the Fund will be fair valued by using a value determined by an independent pricing agent (based upon changes in certain markets, indexes and/or securities) rather than using the last closing price of such foreign security on its principal overseas market or exchange.

- Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value the Fund would have received if it had sold the investment.

- The Fund may hold portfolio securities, such as those traded on foreign exchanges that trade on weekends or other days when the Funds' shares are not priced. Therefore, the value of the Funds' shares may change on days when shareholders will not be able to purchase or redeem shares.

MEDALLION SIGNATURE GUARANTEE

A Medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Funds against fraudulent transactions by unauthorized persons.

Medallion signature guarantees are required by Wasatch Funds in the following cases:

-    To change your designated bank account or bank address.

-    To add bank information to an existing account.

- To request a redemption (must be made in writing) in excess of $50,000 ($100,000 for corporate accounts).

- To request a wire transfer of redemption proceeds to a person other than the registered shareholder(s).

- Requests for redemption proceeds to be mailed to an address other than the address of record.

-    Redemptions made within 30 days of an address change.

- Certain transactions on accounts involving executors, administrators, trustees or guardians.

- On the IRA Transfer Form if transferring your Wasatch Funds IRA to another fund family.

-    To change registered account holders.

- To change name due to divorce or marriage (or you can provide a copy of the certified legal documents).

-    To add telephone privileges.

THE FUNDS RESERVE THE RIGHT TO REQUIRE A MEDALLION SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES.

HOW TO OBTAIN A MEDALLION SIGNATURE GUARANTEE

Medallion signature guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the National Association of Securities Dealers, Inc. or members of the New York Stock Exchange. Call your financial institution to see if it participates in a medallion program.

A MEDALLION SIGNATURE GUARANTEE MAY NOT BE PROVIDED BY A NOTARY PUBLIC.

AUTOMATIC INVESTMENT PLAN (AIP)

-    Online, the AIP may be referred to as a pre-authorized draft or PAD.

- Automatic purchases of Fund shares can be made for as little as $50 per month or $100 per quarter. The Fund does not currently charge a fee for this service.

- You may elect to have your automatic purchase made on the 5th and/or the 20th day of each month. If these dates fall on a weekend or holiday, purchases will be made on the next business day.

- Your signed Account Privileges Change Form and an unsigned, voided check or deposit slip must be received at least 14 days prior to your first automatic purchase.

-    Your financial institution must be a member of the Automated Clearing House
     (ACH).

- When your AIP has been established, the bank or financial institution you designate can begin debiting a preauthorized amount from your account on a specified date to purchase shares for your Fund account.

- A $20 fee will be assessed if your automatic purchase cannot be made for any reason.

- Instructions to change your AIP must be received at least five days prior to your regularly scheduled purchase.

- If you redeem an account with an AIP to a zero balance, the plan will be discontinued.

SYSTEMATIC WITHDRAWAL PLAN (SWP)

- You may arrange to make monthly, quarterly or annual redemptions of $50 or more. There is no charge to shareholders for using this plan.

- Your Fund account balance must be at least $5,000 at the time you begin participation in the plan.

- You may choose either the 5th and/or the 20th of the month to have systematic withdrawals distributed to you. If the day falls on a weekend or legal holiday, the distribution will be made on the next business day.

-    You may terminate the SWP at any time without charge or penalty.

- The Fund may terminate or modify the plan after 60 days' written notice to shareholders.

-    The redemption fee does not apply to shares redeemed through the plan.

- If your balance is below the systematic withdrawal amount, the entire balance will be distributed and the plan will be discontinued.

EXCHANGING SHARES

- Fund shares may be exchanged for shares of other Wasatch Funds on days the New York Stock Exchange is open for business.

- Fund shares may be exchanged for Money Market Fund shares on days the New York Stock Exchange is open for business, unless it is a bank holiday. Bank holidays include Columbus Day and Veteran's Day. Bank holiday schedules are subject to change without notice.

- The price of shares being exchanged will be determined the next time the Fund's share prices are calculated after the transfer agent has received your exchange request in good order.

- Excessive exchanges may result in the termination of a shareholder's exchange privileges. For more information please see "Policies to Prevent Market Timing" on page __.

- Exchanges for shares in Funds closed to new investors may only be made by shareholders with existing accounts in those Funds.

- Exchanges may not be made for shares of Funds closed to new investors and existing shareholders.

- You may open a new account or purchase additional shares by exchanging shares from an existing Fund account.

- New accounts opened by exchange will have the same registration as existing accounts and are subject to the minimum initial investment requirements.

-    Additional exchanges may be made for $500 or more.

- Additional documentation and a Medallion signature guarantee may be required for exchange requests from existing accounts if shares are registered in the name of a corporation, partnership or fiduciary.

- To add telephone exchange privileges to an existing corporate account, complete and return the Redemption and Exchange Privileges Form. The Form can be obtained from the web site or by calling a shareholder services representative.

- Exchanges on shares held two months or less will trigger the redemption fee.

- New accounts automatically have the telephone exchange privilege, unless it is specifically declined.

-    The Fund does not accept exchange requests made via fax.

- Exchange requests may be subject to other limitations, including those relating to frequency, that Wasatch Funds may establish to ensure that exchanges do not disadvantage shareholders or the Funds.

-    Exchanging shares may result in a taxable capital gain or loss.

- The Advisor reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

EXCHANGES BETWEEN WASATCH FUNDS AND THE NORTHERN U.S. GOVERNMENT MONEY MARKET
FUND

- You may exchange all or a portion of your investment from the Money Market Fund to Wasatch Funds, or from Wasatch Funds to the Money Market Fund.

- Exchanges are subject to the minimum purchase and redemption amounts set forth in this prospectus unless otherwise noted on the application.

- Only shareholders of Funds that are closed to new investors may redeem Money Market Fund shares to purchase shares of those Funds.

- The automatic exchange plan allows you to make automatic monthly investments in Wasatch Funds by exchanging shares from your Money Market Fund account. There is no fee for this service.

- Any changes to the automatic exchange plan must be made 10 business days prior to the transaction.

- Exchange requests will be effective the day the transfer agent receives them in good order by 4:00 p.m. Eastern Time, or market close on days the Fund's shares are priced, unless it is a bank holiday. Requests made on bank holidays will be processed the following business day. This applies to the Fund being redeemed and the Fund being purchased. Bank holidays include

     Columbus Day and Veteran's Day. Bank holiday schedules are subject to change without notice.

- You will begin accruing income from the Money Market Fund the first business day following the exchange provided it is not a bank holiday.

- Dividends earned in the Money Market Fund are payable at the time of full liquidation or at the end of the month if a balance remains in the account.

PROCEDURE FOR CLOSING OR REOPENING FUNDS

Fund closings or reopenings will be posted on Wasatch Funds' web site at www.wasatchfunds.com. The Advisor will make every effort to post information related to fund closings at least two weeks prior to the effective date of the closing. You can also request information about a Fund's open or closed status by calling a shareholder services representative.

Each change in a Fund's status will be filed electronically with the SEC. Please see page __ for more information about how to view or obtain copies of documents filed with the SEC.

ELIGIBLE INVESTMENTS INTO CLOSED FUNDS

Information about eligible purchases in closed Funds can be found in the SAI or by calling a shareholder services representative.

PURCHASING SHARES THROUGH THIRD PARTIES SUCH AS BROKERS OR BANKS

- You may buy or sell shares of the Fund through banks or investment professionals, including brokers who may charge you a transaction fee for this service.

- Certain features offered by Wasatch Funds, such as Premier Services, minimum initial investment or subsequent investment amounts, may be modified or may not be available through other institutions.

- Once you have established an account through an institution or investment professional, any subsequent transactions for or questions about that account must be made through them.

- The Funds and/or the Advisor may enter into agreements with various brokerage or other firms pursuant to which such firms provide administrative services with respect to customers who are beneficial owners of shares of the Funds. The Funds and/or the Advisor may compensate such firms in amounts based on assets of customers invested in the Funds.

- If one mutual fund sponsor provides greater financial assistance than another, your financial advisor may have an incentive to recommend one mutual fund complex over another. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds and/or the Advisor and by sponsors of other mutual funds he or she may recommend to you. You should also review disclosures made by your financial advisor at the time of purchase.

SHAREHOLDER REPORTS

We mail annual and semi-annual reports and prospectuses unless you consent to Electronic Document Delivery on our web site.

Annual reports are dated September 30, the close of the Fund's fiscal year, and contain important information about the Fund, including portfolio holdings and audited financial statements. Semi-annual reports are dated March 31 and contain information about the Fund's performance and portfolio holdings, as well as unaudited financial statements.

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact a shareholder services representative at 800.551.1700. We will begin sending you individual copies of 30 days after receiving your request.

Additional copies of shareholder reports are available by downloading them from our web site or calling a shareholder services representative.

ACCOUNT STATEMENTS

Account statements will be mailed quarterly. You may receive quarterly statements via e-mail if you consent to Electronic Document Delivery on our web site. Wasatch Funds will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you invest through the automatic investment plan, you will receive confirmation of your purchases quarterly.

We may consolidate statements for accounts with the same address and social security number. If you would like to receive individual account statements, please contact a shareholder services representative. We will begin sending you individual account statements 30 days after receiving your request.

ESTABLISHING A HOUSEHOLD RELATIONSHIP

You may also establish a household relationship for your current accounts or add accounts to your existing relationship by completing the Household Relationship Form. Our householding service combines all of your account statements into a single envelope. Establishing a household relationship will not affect the ownership status of the accounts in your household relationship. All accounts added to a household relationship must have the same address.

If you would like to receive individual account statements, please contact a shareholder services representative. We will begin sending you individual copies of 30 days after receiving your request.

VERIFICATION OF ACCOUNT STATEMENTS

You must contact Wasatch Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within 60 days after the confirmation statement date.

INVOLUNTARY REDEMPTION

The Fund reserves the right to redeem the shares held in any account if the account balance falls below $500 unless the account is an automatic investment plan. Your account will not be closed if the drop is due to share price fluctuations. Shareholders will be given at least 60 days' written notice before involuntary redemptions are made. Shareholders can prevent involuntary redemptions by restoring the account to the minimum investment amount during the 60 days.

EMERGENCY CIRCUMSTANCES

The Fund or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. It may be difficult to reach the Fund by telephone during periods of substantial economic or market change or in emergency situations. Under these circumstances, you may wish to consider purchasing, redeeming or exchanging shares by mail, overnight express delivery or online. The Fund can suspend redemptions and/or delay payments of redemption proceeds when the New York Stock Exchange is closed due to financial conditions or during emergency circumstances, as determined by the Securities and Exchange Commission (SEC).

RESPONSIBILITY FOR FRAUD

The Fund and their agents will not be responsible for any losses resulting from unauthorized transactions providing reasonable procedures to prevent fraudulent transactions have been followed. Procedures to reasonably assure that instructions are genuine include requesting verification of various pieces of personal and account information, recording telephone transactions, confirming transactions in writing or online and restricting transmittal of redemption proceeds to preauthorized destinations.

INSUFFICIENT FUNDS POLICY

The Fund reserves the right to cancel a purchase if a check or electronic funds transfer does not clear your bank. The Fund will charge your account a $20 fee and you will be responsible for any losses or fees imposed by your bank and any losses that may be incurred by the Fund as a result of the canceled purchase. If you are already a shareholder in the Fund, the Fund may redeem shares in your account(s) to cover losses due to fluctuations in share price.

THIRD PARTY CHECKS

To guard against check fraud, the Fund will not accept checks made payable to third parties.

CHANGES TO BANK INFORMATION

Requests to change the bank information on your account must be made in writing, signed by all account holders and accompanied by a Medallion signature guarantee.

REGISTRATION CHANGES

To change the name on an account, the shares are generally transferred to a new account. Legal documentation and a Medallion signature guarantee are required.

ADDRESS CHANGES

To change the address on your account, visit our web site, call a shareholder services representative or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options, including redemptions, may be suspended for 30 days following an address change unless a Medallion signature guarantee is provided.

PORTFOLIO SECURITIES DISCLOSURE

The Fund's portfolio securities disclosure policy is described in the Statement of Additional Information (SAI).

WASATCH FUNDS--DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

In addition to any increase in the value of shares, which a Fund may achieve, you may receive dividends and capital gain distributions from the Fund.

DIVIDENDS

Dividends from stocks and interest earned from other investments are the Fund's main sources of investment income. It is intended that substantially all of the Fund's net investment income (income, less expenses) will usually be distributed quarterly as dividends to shareholders.

CAPITAL GAINS

When the Fund sells portfolio securities they may realize a capital gain or loss, depending on whether the security is sold for more or less than its adjusted cost basis. Net realized capital gains, if any, will be distributed at least annually.

BUYING A DIVIDEND

Purchasing shares of a Fund shortly before it makes dividends or capital gain distributions will have the effect of reducing the share price by the amount of the distribution. This is sometimes referred to as "buying a dividend" because although the distribution is in effect a return of a portion of the purchase price, it is taxable.

Unless you are investing in a tax-deferred account like an IRA or Education Savings Account, you may want to consider waiting to invest until after a Fund makes a distribution.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividends and capital gain distributions made by a Fund are automatically applied to purchase additional shares of the Fund at the share price on the payable date unless you elect to have distributions paid to you in cash. You may change whether distributions are reinvested or paid in cash at any time by writing to the transfer agent. Changes will be effective for distributions with a record date on or after the date the transfer agent receives your request.

TAXES

Dividends paid from the Fund's net investment income and net short-term capital gains generally will be taxable as ordinary income, whether paid in cash or reinvested as additional shares. It is possible that a portion of the dividends paid from the net investment income of the Fund will constitute "qualified dividends" eligible for the maximum federal income tax rate of 15%. The Fund will inform its shareholders of any portion of its dividends (if any) that constitutes "qualified dividends."

Distributions paid from the Fund's long-term capital gains and designated as capital gain distributions generally are taxable as long-term capital gains, regard-less of the length of time you held your shares.

To the extent the Fund invest in REITs, the REITs in which the Fund invests may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, the Fund may pay a return of capital distribution to you by distributing more cash than its current or accumulated earnings and profits. The cost basis of your shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when you sell your shares. To the extent such a distribution exceeds your cost basis in your shares, you generally will be treated as realizing a taxable gain from the sale or exchange of your shares.

Gain or loss upon the sale of shares of a Fund will be treated as a capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. The gain or loss will be considered long-term if the shareholder has held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short-term and taxed at the same rates as ordinary income.

The Fund is required to withhold and remit to the U.S. Treasury a percentage of dividend payments, capital gain distributions, and redemption proceeds at a rate set forth in applicable Internal Revenue Service (IRS) Rules and Regulations for certain shareholders who have not certified that the social security number or taxpayer identification number they have supplied is correct and that they are not subject to backup withholding because of previous underreporting to the IRS. This backup withholding requirement generally does not apply to shareholders that are corporations or certain tax-exempt organizations.

To the extent the Fund invests in foreign securities, they may be required to pay withholding and other taxes imposed by foreign countries. If a Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the Fund or to deduct those amounts as an itemized deduction on your tax return. If the Fund makes this election, you will be notified and provided with sufficient information to calculate your foreign tax credit or the amount you may deduct as foreign taxes paid.

WHEN YOU WILL RECEIVE TAX INFORMATION

After the end of each calendar year, you will be sent information on redemptions, dividends and long-term capital gain distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion (if any) taxable as "qualified dividends," and the portion taxable as long-term capital gains.

Account tax information will also be sent to the IRS.

WASATCH FUNDS--GUIDE TO UNDERSTANDING FUND PERFORMANCE

As a mutual fund investor you will frequently see terms that are used to describe fund performance. In addition, many discussions are based on comparisons of one fund's performance to that of other mutual funds or recognized stock or bond market indexes. These discussions may appear in reports to shareholders, newsletters, advertisements and media articles. This section is designed to help you understand common terms and familiarize you with indexes that may be used to compare the Funds' performance.

PERFORMANCE QUOTATIONS REPRESENT A FUND'S PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN A FUND WILL FLUCTUATE SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. Cumulative total return is generally quoted for more than one year (usually the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment and assumes reinvestment of all dividends and distributions.

AVERAGE ANNUAL TOTAL RETURN reflects the average annual percentage change in the value of an investment in a Fund over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.

YIELD shows the rate of income a Fund earns on its investments as a percentage of the Fund's share price. It is calculated by dividing a Fund's net investment income for a 30-day period by the average number of shares entitled to receive dividends and dividing the result by the Fund's share price at the end of the 30-day period. Yield does not include changes in share price.

Yields are calculated according to standardized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Fund for a year and that Fund continued to have the same yield for the entire year.

DOW JONES INDUSTRIAL AVERAGE ("THE DOW") is probably the most well known index. The Dow was developed in 1884 and is the oldest market index in the United States. Currently, the Dow contains 30 stocks that in the opinion of Dow Jones' Wall Street Journal editors, are the giants of Wall Street. When the Dow goes up, conventional wisdom suggests that investors are seeking the certainty associated with large, well-established companies, especially those that pay dividends. Typically, therefore, the more large, dividend-paying stocks a fund owns, the better it will perform when the Dow rises. The stocks of small, mid-size and foreign companies may perform differently than the Dow.

LEHMAN BROTHERS AGGREGATE BOND INDEX covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the Index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. This is the benchmark for the U.S. Treasury Fund.

LIPPER SCIENCE & TECHNOLOGY INDEX is a composite of mutual funds that invest in science and technology companies and have investment objectives similar to those of the Global Science & Technology Fund. This is a benchmark for the Fund.

MSCI WORLD EX-USA INDEX(SM) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance outside of the United States. As of April 2002, the MSCI World Index consisted of the following 22 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom.

MSCI SMALL CAP INDICES(SM) target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of U.S. $200 million and $1.5 billion. The MSCI World Ex-U.S.A. Small Cap Index is the benchmark for the International Growth and International Opportunities Funds.

NASDAQ COMPOSITE INDEX keeps tabs on the stocks of 3,500 or so small and mid-size companies that trade only on the computerized over-the-counter (OTC) system. Due to their number and size, technology stocks tend to dominate the direction of the Index. Funds that invest heavily in technology stocks often reflect the performance of the Nasdaq. This is a benchmark for the Global Science & Technology Fund.

RUSSELL 3000 INDEX represents the largest 3,000 publicly traded companies domiciled in the United States.

RUSSELL 1000(R) INDEX is an unmanaged total return index of the 1,000 largest companies in the Russell 3000 Index, as ranked by total market capitalization.

RUSSELL MIDCAP(R) INDEX is an unmanaged total return index of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. This is a benchmark for the Heritage Growth Fund.

RUSSELL MIDCAP(R) GROWTH INDEX measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. This is a benchmark for the Heritage Growth Fund.

RUSSELL 2500 INDEX is an unmanaged total return index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, as ranked by total market capitalization.

RUSSELL 2500 GROWTH INDEX is an unmanaged total return index that measures the performance of Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. This is a benchmark for the Ultra Growth Fund.

RUSSELL 2000 INDEX represents the smallest two-thirds of the largest 3,000 publicly traded companies domiciled in the United States. It is a popular measure of the performance of small company stocks. This is the benchmark for the Core Growth, Micro Cap, Micro Cap Value and Small Cap Growth Funds.

RUSSELL 2000 GROWTH INDEX is an unmanaged total return index that measures the performance of Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. This is a benchmark for the Global Science & Technology and Ultra Growth Funds.

RUSSELL 2000 VALUE INDEX is an unmanaged total return index that measures the performance of Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. This is the benchmark for the Small Cap Value Fund.

RUSSELL 2000 TECHNOLOGY INDEX is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. This is a benchmark for the Global Science & Technology Fund.

S&P 500(R) INDEX. While the Dow is better known, many professionals consider the S&P 500 to be a more accurate measure of general stock market activity. The Index includes 500 of the nation's largest stocks from a broad variety of industries. It represents about 80% of the total market value of all stocks on the New York Stock Exchange. The performance of the S&P 500 is dominated by the fortunes of its largest stocks. Funds that invest heavily in the stocks of small, mid-size or foreign companies may not always have performance that is in line with the S&P 500. This is a benchmark for the Heritage Growth Fund.

S&P 500/BARRA GROWTH. These indices are designed to differentiate between fast growing companies and slower growing or undervalued companies. Standard & Poor's and Barra cooperate to employ a price-to-book value calculation, whereby the market capitalization of an index (S&P 500, S&P MidCap 400, S&P SmallCap 600) is divided equally between growth and value. The growth and value definitions are only available on the U.S. indices. The indices are rebalanced twice per year.

S&P MIDCAP 400 INDEX is the most widely used index for mid-sized companies. Today, mid-caps are recognized as an independent asset class, with risk/ reward profiles that differ considerably from both large-caps and small-caps. The S&P MidCap 400 Index covers approximately 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio construction.

S&P MIDCAP 400/BARRA GROWTH. These indices are designed to differentiate between fast growing companies and slower growing or undervalued companies. Standard & Poor's and Barra cooperate to employ a price-to-book value calculation, whereby the market capitalization of an index (S&P 500, S&P MidCap 400, S&P SmallCap
600) is divided equally between growth and value. The growth and value definitions are only available on the U.S. indices. The indices are rebalanced twice per year.

WASATCH FUNDS--GLOSSARY OF INVESTING TERMS

This glossary provides definitions of terms as they pertain to investments made by the Funds.

BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.

BUSINESS CYCLE is a term commonly used to describe fluctuations in total economic activity. It refers to the period of time it takes the economy to shift from a peak in business activity to a trough and back to a peak. (In other words, it refers to the start of a recession through recovery and expansion and back to recession.) The average post-war business cycle (measured from the end of one recession to the start of the next recession) has been about 48 months, ranging from 12 to 94 months. Interest rates generally follow this cycle, being at relatively high levels near the beginning of a recession and falling during the recession and the early part of the business recovery. Generally, interest rates begin to rise toward the end of a business expansion, again peaking near the start of the next recession.

CERTIFICATES OF DEPOSIT are issued by a bank and usually pay interest. Maturities range from a few weeks to several years. Interest rates are set by competitive forces in the marketplace.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 2 to 270 days and is issued by banks, corporations and other borrowers to investors with temporarily idle cash.

The Funds may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.

COMMON STOCK represents units of ownership (shares) in a public corporation. Owners of shares of common stock usually have the right to vote on the selection of directors and other important matters as well as to receive dividends on their holdings.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio within a specified period of time. By investing in convertible securities, a fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

DERIVATIVES are financial instruments whose value is based on another security. For example, an option is a derivative instrument because its value derives from an underlying stock, stock index or future.

EARLY STAGE COMPANIES are in the developmental stage, have a limited operating history, and are focused on building their businesses. An early stage company may not be currently profitable and may be pursuing financing, technology development, additional management team members and appropriate facilities.

EARNINGS GROWTH is a measure of a company's profitability. Earnings per share is the portion of the company's profits allocated to each outstanding share of common stock. Over the long term, earnings growth is an important factor in stock price appreciation.

EFFECTIVE DURATION estimates the interest rate risk (price volatility) of a security, i.e., how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates.

EQUITY SECURITIES include common stocks, preferred stocks, warrants, convertible securities, depositary receipts and real estate investment trusts (REITs).

EURODOLLARS are U.S. currency held in banks outside the United States, mainly in Europe, and are commonly used for settling international transactions. Some securities are issued in Eurodollars--that is, with a promise to pay interest in dollars deposited in foreign bank accounts.

FIXED INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

FORWARD CONTRACT is the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or cash price, with delivery and settlement at a specified future date. Because it is a completed contract--as opposed to an options contract, where the owner has the choice of completing or not completing--a forward contract can be a cover for the sale of a futures contract.

FUTURES CONTRACT is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. The price is established between buyer and seller on the floor of a commodity exchange using the open outcry system. A futures contract obligates the buyer to purchase the underlying commodity and the seller to sell it, unless the contract is sold to another before the settlement date, which may happen if a trader wants to take a profit or cut a loss. This contrasts with options trading, in which the option buyer may choose whether or not to exercise the option by the exercise date.

HEDGE/HEDGING are techniques used to offset investment risk. Hedging strategies include using futures contracts, put and call options, forward contracts, currency hedging and short selling.

ILLIQUID SECURITIES. Under SEC rules, an investment in a security is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Funds.

INITIAL PUBLIC OFFERING (IPO) is the first time a corporation offers its stock for sale to the public.

INVESTMENT GRADE DEBT SECURITIES are corporate bonds rated within the four highest categories by Moody's Investors Service, Inc., Standard & Poor's Rating Service, or other nationally recognized rating agencies. They may also be unrated corporate bonds that are comparable in quality to investment grade debt securities. Corporate bonds rated in the lowest of the top four rating categories, though considered investment grade, are deemed to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a lower rated security's weakened capacity to make principal and interest payments.

LEVERAGING is the practice of borrowing to purchase securities.

LIQUIDITY means that a particular stock has enough shares outstanding to allow large transactions without a substantial drop in price. Large company stocks typically have more liquidity than small company stocks.

MARKET CAPITALIZATION is used to measure the size and value of a company. It is calculated by multiplying the number of a company's outstanding shares by the current market price of a share.

MASTER DEMAND NOTES are demand instruments without a fixed maturity that bear interest at rates which are fixed to known lending rates and are automatically adjusted when such lending rates change.

MONEY MARKET INSTRUMENTS are short-term debt instruments such as negotiable certificates of deposit (CDs), Eurodollars, commercial paper, banker's acceptances, Treasury bills, and discount notes of the Federal Home Loan Bank, Federal National Mortgage Association, and

Federal Farm Credit System, among others. These instruments have low risk and liquidity in common.

NON-INVESTMENT GRADE DEBT SECURITIES are corporate bonds rated "Ba" or lower by Moody's Investors Service, Inc., "BB" or lower by Standard & Poor's Rating Service, or are comparably rated by other nationally recognized rating agencies. These lower rated corporate bonds are also known as high yield or junk bonds. As investments, they are considered to be speculative in varying degrees and carry significant risk as to the issuer's ability to pay interest and repay principal.

OPTIONS. In general, an option is the right to buy or sell a security at an agreed upon price. If the right is not exercised within a specified time period, the option expires and the buyer forfeits the premium paid for the right. There are two types of options commonly used by investors. A call option gives a buyer the right to buy shares of an underlying security at a fixed price before a specified date. The option buyer pays the option seller a premium for this right. The option buyer speculates that the underlying securities will increase in value within the specified time period. If the securities decrease in value and the buyer allows the call option to expire, the buyer forfeits the premium. A put option is the opposite of a call option. By paying a premium, a put option buyer acquires the right to sell a specified number of shares of an underlying security at a specified price within a specified time period. The put option buyer speculates that the price of the underlying security will fall. If the price of the security rises, the put option buyer allows the option to expire and forfeits the premium. Options traders can write covered options, which means they own the underlying security, or more risky uncovered (naked) options which means they do not own the underlying security.

PREFERRED STOCK generally pays dividends at a specified rate and takes precedence over common stock in the payment of dividends and in the event a company must liquidate its assets. Preferred stock generally does not carry voting rights.

PRICE-TO-BOOK RATIO is the price of a stock divided by a company's book value, which is the value of assets carried on the company's balance sheet. Book value can be used to help determine if a company's stock is undervalued. It is also an indication of the ultimate value of the stock if the company were to liquidate its assets.

PRICE-TO-EARNINGS RATIO (P/E) is the price of a stock divided by its earnings per share. The P/E ratio may either use the reported earnings from the latest year (trailing P/E) or may use an analyst's forecast of next year's earnings (forward P/E). The price-to-earnings ratio, also known as the multiple, gives investors an idea of how much they are paying for a company's earning power. The higher the P/E, the more investors pay, and therefore the more earnings growth they expect.

PRICE-TO-SALES RATIO (PSR) is the price of a stock divided by its sales per share. The PSR gives investors an idea of what they are paying for a company's sales. This metric is most useful when comparing companies within a particular industry.

PRIVATE PLACEMENT is the sale of stocks, bonds or other investments directly to an institutional investor like a mutual fund or an insurance company. Unlike a public offering, a private placement does not have to be registered with the Securities and Exchange Commission if the securities are purchased for investment rather than for resale.

REAL ESTATE INVESTMENT TRUSTS (REITS) are publicly traded corporations or trusts that invest in residential or commercial real estate. Equity REITs invest primarily in real estate, generate income largely from rents and achieve capital appreciation when properties are sold at a profit. Mortgage REITs invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of equity REITs and mortgage REITs.

REPURCHASE AGREEMENTS involve the purchase of a security with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same security at a pre-determined price or yield.

SHORT SELLING involves the sale of a security not owned by the seller. It is an attempt to take advantage of an anticipated decline in the stock's price. Once a security is sold short, the seller has the obligation to replace the borrowed security. A profit results if the seller can replace the stock later at a lower price. The seller experiences a loss if the stock must be replaced at a higher price.

SELLING SHORT AGAINST THE BOX is when the stock being sold short is actually owned rather than borrowed by the seller but is held in safekeeping (the box).

U.S. GOVERNMENT SECURITIES include U.S. Treasury securities, which are direct obligations of the U.S. government and are supported by its full faith and credit. U.S. government securities also include indirect obligations of the U.S. government such as securities issued by federal agencies and government-sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and others are supported only by the credit of the sponsoring agency.

U.S. TREASURY SECURITIES are direct obligations of the United States Treasury such as bonds, notes and bills. Treasury bills are issued on a discount rate basis and generally have maturities of one year or less. Longer-dated Treasury securities such as notes and bonds are issued with interest paid semi-annually to holders. Notes are generally issued with maturities of 10 years down to one year. Bonds are generally issued with maturities of longer than 10 years. Long-term U.S. Treasury bonds are considered to be those with maturities of longer than 20 years.

U.S. TREASURY STRIPS, or zero coupon Treasury securities are debt obligations, which do not entitle the holder to periodic interest payments prior to maturity and are traded at a discount from their face amounts. The discount of U.S. Treasury Strips varies primarily depending on the time remaining until maturity and prevailing levels of interest rates. Strips can be sold prior to their due date in the secondary market at the then-prevailing market value. The market prices of Strips are generally more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically. Strips may respond to a greater degree to fluctuations in interest rates than do non-zero coupon securities.

WARRANTS are securities, typically issued with preferred stocks or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WASATCH FUNDS--OTHER IMPORTANT INFORMATION

GENERAL

If you have any questions about Wasatch Funds or would like more information, including a free copy of the Fund's Statement of Additional Information (SAI), annual or semi-annual reports, or quarter-end portfolio holdings, please contact Wasatch.

ONLINE

WWW.WASATCHFUNDS.COM

or via e-mail at
SHAREHOLDERSERVICE@WASATCHFUNDS.COM

TELEPHONE

800.551.1700

Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time.

MAIL

WASATCH FUNDS
P.O. Box 2172
Milwaukee, WI 53201-2172

CONTACT THE SEC

You can go to the SEC's web site (http://www.sec.gov) to view these and other documents that Wasatch Funds has filed electronically with the SEC.

Copies of this information also may be obtained for the cost of duplicating by writing to the Public Reference Section of the Commission, Washing-ton, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Information about the Funds can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Call the Commission at 202.942.8090 for information.

Investment Company Act File Number: 811-4920

WASATCH FUNDS--PRIVACY POLICY (Not part of the Prospectus)

     The personal information we collect or disclose is handled with the utmost respect for your privacy and is motivated by our desire to serve you better.

- We will not disclose your personal information to anyone unless it is necessary to provide you with our services, at your direction, or required by law.

- We do not allow individuals or companies that provide services to Wasatch Funds to use your personal information for their own marketing purposes.

- We maintain contracts with individuals or companies providing services to Wasatch Funds' shareholders that require them to protect the confidentiality of your personal information.

- We afford the same protection of personal information to prospective and former shareholders that we do to current shareholders.

- We consider all the information we have about you to be confidential, including the fact that you are a Wasatch Funds shareholder (unless you tell us otherwise).

- We restrict access to your personal information to employees who service your accounts.

- We maintain physical, electronic and procedural safeguards that comply with federal standards for maintaining the confidentiality of your information.

INFORMATION WE MAY COLLECT

Most of the personal information we collect comes directly from you. The ways we gather it may include:

- ACCOUNT APPLICATIONS. When you open an account the information we collect may include your name, address, phone number, e-mail address and social security number.

- TRANSACTIONS. To manage your account and provide information to you such as account statements, we maintain current and historical records of each of your transactions and accounts with Wasatch Funds.

- WEB SITE. We collect some information on our web site through the use of "cookies." For example, we may identify the web pages your browser requests or visits. On the web site, we can only identify you if you choose to identify yourself, for example, if you open an account or make transactions online. For more information please read our online privacy policy at www.wasatchfunds.com.

INFORMATION WE MAY DISCLOSE

We disclose information about current and former shareholders to parties outside of Wasatch for the following purposes:

- TO SERVICE YOUR ACCOUNT AND PROCESS YOUR TRANSACTIONS. For example, the transfer agent collects and stores account and transaction data.

- TO DO AS YOU REQUEST. For example, you may direct us to send your statements and confirmations to a third party.

- TO PRINT AND MAIL MATERIALS TO YOU. Companies that provide printing and mailing services are prohibited from using your information in any way other than the purpose for which it was provided.

- TO COMPLY WITH LAWS OR REGULATIONS. We may disclose or report personal information as required by law, for example, to respond to a subpoena, court order or regulatory demand made by the proper authorities.

- TO THE EXTENT PERMITTED BY LAW. For example, the law permits us to respond to a request for information from a consumer reporting agency.

                            (WASATCH FUNDS (TM) LOGO)

                       STATEMENT OF ADDITIONAL INFORMATION

                              WASATCH [INCOME] FUND

                                    SERIES OF

                               WASATCH FUNDS, INC.
                             150 Social Hall Avenue
                                    4th Floor
                            Salt Lake City, UT 84111

                                 ________, 2005

WASATCH FUNDS, INC. ("Wasatch Funds", the "Funds" or the "Company") is an open-end management investment company issuing shares of Common Stock in twelve separate series or "funds," which are publicly offered and eleven of which are described in separate Statements of Additional Information: Core Growth Fund, Global Science & Technology Fund, Heritage Growth Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund and Wasatch-Hoisington U.S. Treasury Fund. This Statement of Additional Information describes the [Wasatch Income Fund].

This Statement of Additional Information is not a Prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus and should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by calling 800.551.1700 or writing to Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53201-2172. The Statement of Additional Information and the related Prospectus are both dated _______, 2005. Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

         P.O. Box 2172 - Milwaukee, WI 53201-2172 - WWW.WASATCHFUNDS.COM
                               Phone: 800.551.1700

            Wasatch Funds are distributed by ALPS Distributors, Inc.

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY............................................    3
INVESTMENT OBJECTIVES AND STRATEGIES.......................................    3
STRATEGIES AND RISKS.......................................................    3
FUND RESTRICTIONS AND POLICIES.............................................   20
MANAGEMENT OF THE COMPANY..................................................   24
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................   27
INVESTMENT ADVISORY AND OTHER SERVICES.....................................   27
PORTFOLIO MANAGERS.........................................................   30
BROKERAGE ALLOCATION AND OTHER PRACTICES...................................   32
CAPITAL STOCK AND OTHER SECURITIES.........................................   34
PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED...............   35
TAX STATUS.................................................................   38
CALCULATION OF PERFORMANCE DATA............................................   41
APPENDIX A.................................................................   44
APPENDIX B.................................................................   48

GENERAL INFORMATION AND HISTORY

Wasatch Funds, Inc. ("Wasatch Funds" or the "Company") was incorporated under Utah law on November 18, 1986 and reincorporated as a Minnesota corporation in January 1998.

INVESTMENT OBJECTIVES AND STRATEGIES

Wasatch Funds is an open-end management investment company currently offering twelve separate Funds, one of which, the [Wasatch Income Fund] (the "Fund"), is described herein. The Fund is a non-diversified fund.

While the Fund is "non-diversified," which means that it is permitted to invest its assets in a more limited number of issuers than other investment companies, the Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"). To so qualify (i) not more than 25% of the total value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers controlled by the Fund, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and (ii) with respect to 50% of the total value of the Fund's assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

WASATCH [INCOME FUND]. The Fund's investment objective is to maximize current income. A secondary investment objective is long-term growth of capital and income. The Fund's investment objective can be changed without shareholder approval. In pursuit of its investment objective, under normal market conditions, the Fund will invest primarily in income producing domestic and foreign securities including equity securities and fixed income securities. The Fund concentrates its assets in real estate investment trusts (REITs). The Fund's investments in REITs may include mortgage REITs, equity REITs or hybrid REITs. While the Fund may invest in companies of any size, at times, the Fund may invest a significant portion of its assets in small to mid-size companies with market capitalizations of less than $5 billion at the time of purchase. The Fund's investments in fixed income securities will typically include domestic and foreign corporate bonds with a variety of maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or non-investment grade). At certain times, however, the Fund may emphasize one particular maturity or credit quality. The Fund may also invest in U.S. treasury securities. The Fund may invest in foreign securities of companies in developed countries. To a lesser extent, the Fund may invest in emerging market countries.

STRATEGIES AND RISKS

The Fund's principal investment strategies and the risks associated with those strategies are described in the Prospectus. The following section describes in greater detail than the Prospectus, the Fund's investment strategies and the associated risks.

FOREIGN SECURITIES. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments. The Fund may invest in foreign securities without limitation.

ADDITIONAL RISKS OF FOREIGN SECURITIES.

     FOREIGN SECURITIES MARKETS. Trading volume on foreign country and, in particular, emerging market stock exchanges is substantially less than that on the New York Stock Exchange ("NYSE"). Further, securities of some foreign and, in particular, emerging market companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. The Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase securities on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers and listed companies may be subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary three day settlement time for U.S. securities.

Companies in foreign countries are not generally subject to the same accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

     CURRENCY RISK. The value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of the Fund's assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversion between various currencies.

     POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, could impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund's investments.

     REGULATORY RISK. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. There may be less publicly available information about such companies. Foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

     FOREIGN TAX RISK. The Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

     TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody charges, are generally higher than those of domestic transactions.

     EMERGING MARKETS. The Fund may invest in securities in emerging markets. Investing in securities in countries with emerging securities markets may entail greater risks than investing in securities in countries with more mature securities markets. These risks may include (i) less social, political and economic stability; (ii) small current size of markets for such securities and low or nonexistent trading volume, which result in lack of liquidity and greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and
(v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

FOREIGN CURRENCY TRANSACTIONS. The Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded on an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Advisor expects to enter into settlement hedges in the normal course of managing the Fund's foreign investments. The Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor.

The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Securities and Exchange Commission ("SEC") guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover forward currency contracts.

Successful use of forward currency contracts will depend on the Advisor's skill in analyzing and predicting currency values. Forward contracts may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Advisor anticipates. For example, if a currency's value rose at a time when the Advisor had hedged the Fund by selling that currency in exchange for U.S. dollars, the Fund would be unable to participate in the currency's appreciation. If the Advisor hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that the Advisor's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Fund.

FUTURES CONTRACTS. The Fund may enter into futures contracts. Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their long and short positions before the contract expires; the buyer sells futures and the seller buys futures.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures may be used for hedging (i.e., to protect against adverse future price movements in the Fund's portfolio securities, or in securities the Fund intends to purchase). For example, if the portfolio manager thinks that the stock market might decline, the portfolio manager could sell stock index futures to safeguard the Fund's portfolio. If the market declines as anticipated, the value of stocks in the Fund's portfolio would decrease, but the value of the Fund's futures contracts would increase. Futures contracts may also be used to speculate on the market. For example, the portfolio manager might buy stock index futures on the expectation that the value of the particular index will rise, even though the stocks comprising the index are unrelated to stocks held or intended to be purchased by the Fund. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract.

The use of futures contracts would expose the Fund to additional investment risks and transaction costs. Risks include: the risk that securities prices will not move in the direction that the Advisor anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of any securities being hedged; the possible absence of a liquid secondary market for any particular futures contract and possible exchange-imposed price fluctuation limits; and leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than the Fund's initial investment in that contract.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the

Fund, the Fund may be entitled to a return of the margin owed only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

PUT AND CALL OPTIONS. The Fund may purchase and write put and call options. A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. The Fund may use put and call options for a variety of purposes. For example, if the portfolio manager wishes to hedge a security owned by the Fund against a decline in price, the portfolio manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the portfolio manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the portfolio manager intends to purchase a security at some date in the future, the portfolio manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased.

     PURCHASING PUT AND CALL OPTIONS. The Fund may purchase put and call options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The Fund will not invest more than 10% of the value of its net assets in purchased options.

     WRITING PUT AND CALL OPTIONS. The Fund may write (i.e., sell) put and call options. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund would be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in put options it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for put options the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The Fund will write only "covered" put and call options.

A call option written by the Fund is "covered" if the Fund: (a) owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or (b) meets the asset coverage requirements described under "Asset Coverage for Futures and Options Positions" below.

A put option written by the Fund is "covered" if the Fund: (a) holds a put on the same security having the same principal amount as the put option it has written and the exercise price of the put held is equal to or greater than the exercise price of the put written; or (b) meets the asset coverage requirements described under "Asset Coverage for Futures and Options Position" below.

If options are "covered" by the Fund meeting the asset coverage requirements, the Fund's economic exposure is not limited as it would be if the options are "covered" as described in paragraphs (a) above.

     OTC OPTIONS. The Fund may engage in over-the-counter ("OTC") options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor options to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

RISKS OF OPTIONS AND FUTURES CONTRACTS.

     LACK OF CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the Fund's options or futures positions will not track the performance of the Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover options or futures positions could also be impaired.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. The Fund may engage in options and futures transactions related to foreign currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency. The purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

LIMITATIONS ON FUTURES AND COMMODITY OPTIONS TRANSACTIONS. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the National Futures Association. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.

The above limitation on the Fund's investments in futures contracts and commodity options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of bona fide hedging in the Commodity Futures Trading Commission ("CFTC") rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the qualifying entity's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined by CFTC Rule 190.01(x) may be excluded in computing such 5%.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may purchase the securities of open-end or closed-end investment companies if the purchase is in compliance with the Investment Company Act of 1940, as amended (the "1940 Act"). If the Fund invests in securities of other investment companies, the return on any such investment will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. (The Fund indirectly absorbs its pro rata share of the other investment companies' expenses.) However, the Advisor believes that at times the return and liquidity features of these securities may be more beneficial than other types of securities.

ILLIQUID SECURITIES. Under SEC rules, an investment in a security is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Fund.

The Board of Directors has authorized the Advisor to make liquidity determinations with respect to certain securities, including Rule 144A securities. A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be an illiquid security.

The Fund may invest up to 15% of its net assets in illiquid securities including "restricted" securities and private placements for which there is no public market value. The fair value of these securities will be determined by a designated Pricing Committee under the supervision of the Board of Directors in accordance with Board-approved Pricing Policies and Procedures. Given the inherent uncertainties of estimating fair market value, there can be no assurance that the value placed on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Fund may not be able to easily liquidate positions in these securities.

If illiquid securities exceed 15% of the Fund's net assets after the time of purchase, the Fund will take steps to reduce, in an orderly fashion, its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the Advisor may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their prices depreciate. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline.

BORROWING TO PURCHASE SECURITIES (LEVERAGING). The Fund may use leverage, that is, borrow money to purchase securities. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the borrowing costs (including interest), the net asset value of the Fund will rise. On the other hand, if the investment gains fail to cover the borrowing costs or if there are losses, the net asset value of the Fund will decrease.

The 1940 Act requires borrowings to have 300% net asset coverage, which means, in effect, that the Fund would be permitted to borrow up to an amount equal to one-third of the value of its total assets. If the Fund fails to meet this asset coverage test for any reason including adverse market conditions, it will be required to reduce borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary to sell a portion of the Fund's securities at a time when it is disadvantageous to do so. The amount the Fund can borrow may also be limited by applicable margin limitations of the Federal Reserve Board. Briefly, these provide that banks subject to the Federal Reserve Act may not make loans for the purpose of buying or carrying margin stocks if the loan is secured directly or indirectly by a margin stock; to the extent that the loan is greater than the maximum loan value of the collateral securing the loan.

Despite the potential risks of leveraging, the Advisor believes there may be times when it may be advantageous to the Fund to borrow to make investments. For example, when a portfolio manager perceives unusual opportunities in the market or in a particular sector, the portfolio manager may want to be more than 100% invested. Borrowing may also be considered when stock prices and trading volume are not favorable for securities a portfolio manager wants to sell, but stock prices and trading volume are favorable for securities the portfolio manager wants to buy. In these situations, which arise infrequently, borrowing may allow a portfolio manager to take advantage of favorable opportunities to purchase desired securities without having to sell securities at unfavorable prices.

REAL ESTATE SECURITIES. The Fund may invest in shares of real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of it taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified.

REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

SHORT SALES. The Fund may make short sales of securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. A short sale provides a possible hedge against the market risk of the value of other investments and protects the Fund in a declining market.

Short sales are subject to the risk that the Fund will incur a loss if the price of a security sold short increases between the date of the short sale and the date the Fund closes the short sale. Any gain on a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Except in the case of short sales "against the box," the Fund's market risk is unlimited in that the potential for increase in the market price of the security sold short is unlimited. Short sales "against the box" means the Fund owns securities identical to those sold short.

When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. In a generally rising market, if the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would increase to a lesser extent than if it had not engaged in short sales.

The Advisor may consider short selling when, in the course of analyzing individual companies to find those the Advisor believes have superior growth prospects, the Advisor finds companies it believes are substantially overpriced. Short selling may also be considered in arbitrage and hedge situations, and short selling might also be used under certain circumstances to defer taxes.

The Fund will not engage in short sales of securities when these transactions would cause the market value of all of its securities sold short to exceed 15% of its net assets. The value of the securities of any one issuer that may be shorted by the Fund is limited to the lesser of 5% of the value of the Fund's net assets or 5% of the securities of any class of the issuer. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account with its custodian. The collateral consists of cash, U.S. government securities or any other liquid securities equal to the market value of the securities at the time of the short sale. The Fund will thereafter maintain, on a daily basis, the collateral to ensure that it is equal to the current market value of the securities sold short. Short sales against the box are not subject to the 15% limitation. A capital gain or loss is recognized immediately upon the sale of a short against the box. The Fund may only engage in short sale transactions in securities listed on one or more U.S. or foreign securities exchanges or on EASDAQ or NASDAQ.

WARRANTS. A warrant entitles the holder to buy a security at a set price during a set period of time. The Fund may invest in warrants to participate in an anticipated increase in the market value of the security. If such market value increases, the warrants may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. These are bonds or preferred stocks that are convertible into a corporation's common stock. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk of loss of principal than the corporation's common stock.

In selecting convertible securities for the Fund, the Advisor will consider among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for the Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund. Convertible securities may have mandatory sinking fund provisions prior to maturity, a negative feature when interest rates decline.

Refer to Appendix A for a description of preferred stock and long- and short-term debt ratings.

PREFERRED STOCK. The Fund may invest in preferred stock. Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. For a description of preferred stock ratings see Appendix A.

CORPORATE BONDS. The Fund may invest in corporate bonds that are rated, at the time of purchase, in the four highest categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Service, Inc., a division of McGraw-Hill Companies, Inc. ("S&P") or other nationally recognized rating agencies or unrated securities deemed by the Advisor to be of comparable quality. These high rated bonds are also known as "investment grade debt securities." The Fund may also invest in corporate bonds that are lower rated (Moody's Ba or lower or S&P BB or lower). These lower rated bonds are also known as "non-investment grade debt securities" or "junk bonds." See Appendix A for a description of ratings on investment grade and non-investment grade debt securities.

MONEY MARKET INSTRUMENTS. The Fund may invest in a variety of money market instruments for pending investments, to meet anticipated redemption requests, to retain the flexibility to respond promptly to changes in market, economic or political conditions and/or when Wasatch Advisors, Inc. ("the Advisor") takes temporary defensive positions, including when the Advisor is unable to locate attractive investment opportunities or when the Advisor considers market, economic or political conditions to be unfavorable for profitable investing. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

NON-INVESTMENT GRADE SECURITIES. The Fund may invest in non-investment grade securities including high yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks without limitation.

Non-investment grade bonds are debt securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's. They generally offer greater returns in the form of higher average yields than investment grade debt securities (rated Baa or higher by Moody's or BBB or higher by Standard & Poor's). Non-investment grade debt securities involve greater risks than investment grade debt securities including greater sensitivity to changes in interest rates, the economy, the issuer's solvency and liquidity in the secondary trading market. See Appendix A for a description of corporate bond ratings.

Yields on non-investment grade debt securities will fluctuate over time. The prices of non-investment grade debt securities have been found to be less sensitive to interest rate changes than investment grade debt securities, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to pay principal and interest obligations, meet projected business goals and to obtain additional financing. If the issuer of a debt security held by the Fund defaulted, the Fund might incur additional expenses seeking to recover the issuer's defaulted obligation. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt securities and the Fund's net asset value. Furthermore, the market prices of non-investment grade debt securities structured as zero coupon or payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than securities that pay interest periodically and in cash.

Non-investment grade debt securities present risks based on payment expectations. For example, they may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. A high-yielding security's value will decrease in a rising interest rate market and will result in a corresponding decrease in the value of the Fund's assets. Unexpected net redemptions may force the Fund to sell securities including, but not limited to, non-investment grade debt securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the rate of return.

To the extent that there is no established secondary market, there may be thin trading of non-investment grade securities, including high yield bonds, convertible bonds, preferred stocks and convertible preferred stocks held by the Fund. This may adversely affect the ability of Wasatch Funds or Wasatch Funds' Board of Directors to accurately value the Fund's non-investment grade securities and the Fund's assets and may also adversely affect the Fund's ability to dispose of the securities. In the absence of an established secondary market, valuing securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market. Illiquid or restricted non-investment grade securities purchased by the Fund may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Certain risks are associated with applying ratings as a method for evaluating non-investment grade securities. For example, credit ratings for bonds evaluate the safety of principal and interest payments, not the market value risk of such securities. Credit rating agencies may fail to timely change credit ratings to reflect subsequent events. The Advisor continuously monitors the issuers of non-investment grade debt securities held by the Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure the securities' liquidity. The Fund may be more dependent upon the Advisor's own analysis of non-investment grade securities than is the case for investment grade securities. Also, the Fund may retain a portfolio security whose rating has been changed if the security otherwise meets the Fund's investment criteria.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due.

Securities rated non-investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as "junk bonds." To the extent the Fund purchases or holds convertible or other non-investment grade securities, the Fund may be exposed to greater risk that the issuer will not repay principal, or pay interest or dividends on such securities in a timely manner.

Ratings published by rating agencies are widely accepted measures of credit risk (Rating agencies' descriptions of non-investment grade securities are contained in Appendix A of this SAI). The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

INTEREST RATE RISK. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Even though some interest-bearing securities are investments which offer a stable stream of income at relatively high current yield, the prices of such securities are affected by changes in interest rates and are therefore subject to market price fluctuations. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of the Fund's fixed income securities, and therefore its net asset value per share, generally will decline. In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, if the Fund is invested in fixed income securities with longer weighted average maturities, the net asset value of the Fund should be expected to have greater volatility in periods of changing market interest rates.

UNITED STATES GOVERNMENT SECURITIES. To the extent consistent with its investment objectives, the Fund may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association ("SLMA"), are supported only by the credit of the instrumentalities. Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

U.S. TREASURY INFLATION-PROTECTION SECURITIES (TIPS). Inflation-protection securities are a type of marketable book-entry security issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. Consumer Price Index for All Urban Consumers ("CPI-U").

The value of the principal is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference Consumer Price Index ("CPI") applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component receives this additional amount. The final interest payment, however, is based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protection securities are held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities are maintained and transferred at their original par amount, i.e., not their inflation-adjusted value. The Federal Reserve program was established by the Treasury Department and is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." STRIPS components are maintained and transferred in TRADES at their value based on their original par amount of the fully constituted security.

U.S. TREASURY STRIPS. Zero coupon Treasury securities (U.S. Treasury Strips) are debt obligations which do not entitle the holder to periodic interest payments prior to maturity and are traded at a discount from their face amounts. The discount of zero coupon Treasury securities varies primarily depending on the time remaining until maturity and prevailing levels of interest rates. Zero coupon securities can be sold prior to their due date in the secondary market at the then-prevailing market value. The market prices of zero coupon securities are generally more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do non-zero coupon securities.

STRIPPED OBLIGATIONS. The Fund may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal the Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Directors if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

Within the past several years, the Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund will be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Fund may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Advisor is unaware of any binding legislative, judicial or administrative authority on this issue.

REPURCHASE AGREEMENTS. The Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Fund's custodian or sub-custodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Fund monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. This is done in an effort to determine that the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

In addition, the Fund may invest in repurchase agreements for pending investments, to meet anticipated redemption requests, to retain the flexibility to respond promptly to changes in market, economic or political conditions and/or when the Advisor takes temporary defensive positions, including when the Advisor is unable to locate attractive investment opportunities or when the Advisor considers market, economic or political conditions to be unfavorable for profitable investing.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Fund and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders, administrative and custodial fees in connection with loans of securities or may share the interest earned on collateral with the borrower.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Fund seeks to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

FUND RESTRICTIONS AND POLICIES

The Company has adopted the following restrictions and policies relating to the investment of assets of the Fund and its activities. These are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Fund (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(ii) more than 50% of the outstanding shares).

The Fund may not:

     1. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     2. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities.

     3. Make loans to other persons, except that the Fund may lend portfolio securities representing up to one-third of the value of its total assets. (The Fund, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objectives and policies.)

     4. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

     5. Invest more than 25% of total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry except that the Fund may concentrate in securities of issuers in the real estate industry.

     6. Borrow money, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     7. Issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

The following restrictions are non-fundamental and may be changed by the Company's Board of Directors without shareholder vote.

The Fund will not:

     1.   Make investments for the purpose of exercising control or management.

     2. Invest more than 10% of its total assets in other investment companies.

     3. Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

     4. Purchase or sell interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

     5. Invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations, i.e., companies in the process of reorganization or buy-out.

     6. Engage in short sales of securities when these transactions would cause the market value of all of the Fund's securities sold short to exceed 15% of its net assets.

     7. Purchase securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or Statement of Additional Information, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

DISCLOSURE OF PORTFOLIO HOLDINGS. The Board of Directors has adopted the Policies on Releasing Portfolio Securities for the Fund (the "Disclosure Policies") with respect to disclosure of information about the portfolio holdings of the Fund and the Advisor's separately managed clients. The Disclosure Policies are intended to ensure compliance by the Advisor and the Fund with the applicable restrictions of the federal securities laws, including the 1940 Act. It is the policy of the Funds and Advisor to prevent the selective disclosure of non-public information concerning the Fund. The Board and the Advisor considered each of the circumstances under which the Fund's portfolio holdings may be disclosed to different categories of persons under the Disclosure Policies. The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund's shareholders, on the one hand, and those of the Advisor and its affiliates, on the other hand. After giving due consideration to such matters and after the exercise of their fiduciary duties, the Advisor and the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Disclosure Policies. The Board exercises continuing oversight of the disclosure of the Fund's portfolio holdings by (i) reviewing, at least quarterly, the potential and actual material conflicts that could arise between the Fund's shareholders and those of Wasatch for any waivers and exceptions made of these Disclosure Policies during the preceding quarter and determine if they were made in the best interests of Fund shareholders (ii) reviewing, at least quarterly, any violation(s) of these Disclosure Policies during the preceding quarter and (iii) reviewing these procedures from time to time for their continued appropriateness and amend these Disclosure Policies as they deem necessary. In addition, the Board of Directors oversees the implementation and enforcement of the Disclosure Policies by the Chief Compliance Officer of the Fund and considers reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) that may arise in connection with the Disclosure Policies. The Advisor and the Board reserve the right to amend the Disclosure Policies at any time and from time to time without prior notice in their sole discretion.

No compensation or other consideration is received by the Fund, the Advisor or any affiliated party in regard to this disclosure. "Consideration" includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

     GENERAL POLICY. No information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party except as provided below:

     - Disclosure of Mutual Fund Holdings on a Lag. The Fund may publicly disclose all calendar quarter-end mutual fund holdings of the Fund, including lists of top ten holdings, after a 60 day delay for the Fund. Disclosure to consultant databases, ratings agencies (such as Morningstar and Lipper), financial advisors and shareholder servicing representatives, will be subject to the delays set forth in the foregoing sentence. Shareholders may obtain a complete list of holdings by contacting a Wasatch Funds' shareholder servicing representative by calling (800.551.1700) or emailing shareholderservice@wasatchfunds.com.

     - Disclosure to Service Providers. Nothing contained in the Disclosure Policies is intended to prevent disclosure of portfolio holding information to the Advisor's and Fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as custodian, fund accountants, sub-administrator, independent registered public accounting firm, attorneys, data service providers, proxy voting services, trading software, and each of their respective affiliates, provided that they are subject to duties of confidentiality imposed by law and/or contract (the "Service Providers"). The Board recognized the legitimate business purposes for the Service Providers to have access to information regarding the Fund's portfolio holdings in connection with their official duties and responsibilities. The frequency of disclosure to and between the Service Providers varies and may be as frequent as daily, with no lag.

     - Disclosure of Aggregate Portfolio Characteristics. Aggregate portfolio characteristics may be made available without a delay. Nonexclusive examples of aggregate portfolio characteristics about a Fund include
          (1) the allocation of the Fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the Fund's portfolio holdings and other investment positions, (3) the attribution of Fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the Fund.

     - Disclosure of Portfolio Holdings to Certain Analytic Companies. Certain analytic companies who calculate aggregate portfolio characteristics for consultants may receive quarterly holdings information without a delay; provided that (1) the recipient does not distribute the specific holdings information to third parties, other departments or persons before the expiration of the applicable delay period and public disclosure of such information and (2) the recipient signs a written nondisclosure (and non-use) agreement.

     - Disclosure of Portfolio Holdings to Broker-Dealers to Facilitate Trading. The Advisor's trading or research departments may periodically distribute without a delay lists of applicable investments held by the Funds for the purpose of facilitating efficient trading of such securities and receipt of relevant research. Such lists shall not identify individual clients or individual client position sizes or show aggregate client position sizes. Since this disclosure does not involve the disclosure of complete portfolio holdings identified by client, this disclosure is not considered a waiver of the Disclosure Policies. The frequency of disclosure to broker-dealers for trading and research purposes is determined by the Advisor's trading and research departments in connection with fulfilling their trading and research duties to the Fund. Such disclosure varies and may be as frequent as daily, with no delay.

     - Disclosure of Individual Portfolio Holdings. Certain research analysts and other senior officers or spokespersons of the Advisor or Fund may disclose or confirm the ownership of any individual portfolio holding position in materials prepared for Fund shareholders (such as "manager comments"), media interviews, due diligence meetings with management, shareholders, consultants and other interested parties; provided that
          (1) aggregate client position size is not disclosed (2) the discloser has made a good faith judgment that such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Fund (which can be disclosed only in accordance with the Disclosure Policies), and (3) such information does not constitute material nonpublic information.

     DISCLOSURE AS REQUIRED BY LAW. The Fund's portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the Fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by the Advisor or the Fund as required by applicable laws, rules and regulations must be authorized by a Fund officer or an officer of the Advisor.

     WAIVERS OR EXCEPTIONS OF DISCLOSURE POLICIES. The Disclosure Policies may not be waived, or exceptions made, without the consent of the Advisor's Compliance Department ("Compliance Department") and the execution of a written non-disclosure (and non-use) agreement in a form and substance acceptable to the Compliance Department. All waivers and exceptions will be disclosed to the Board of Directors at its next regularly scheduled quarterly meeting. The frequency with which complete portfolio holdings may be disclosed to a recipient pursuant to a waiver (the "Recipient"), and the length of the delay, if any, between the date of the information and the date on which the information is disclosed to the Recipient, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund and its shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Recipient varies and may be as frequent as daily, with no delay. As of September 30, 2005, the Fund's complete portfolio holdings will be disclosed to the following Recipients as part of ongoing arrangements that serve legitimate business purposes: Detwiler Associates, Inc., Asset Communications, Inc. and StudioLeary. These recipients assist with the preparation of materials provided for Fund shareholders or the Advisor's separately managed clients.

MANAGEMENT OF THE COMPANY

MANAGEMENT INFORMATION. The business affairs of Wasatch Funds are supervised by its Board of Directors. The Board consists of five directors who are elected and serve until their successors are elected and qualified.

The directors and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Company name.

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                                                       FUND           OTHER
                                 POSITION(S)    TERM OF OFFICE(1)                                    COMPLEX      DIRECTORSHIPS
                                  HELD WITH       AND LENGTH OF     PRINCIPAL OCCUPATION DURING    OVERSEEN BY       HELD BY
    NAME, ADDRESS AND AGE           FUNDS          TIME SERVED      PAST 5 YEARS                     DIRECTOR      DIRECTOR(2)
    ---------------------       -------------   -----------------   ---------------------------   -------------   -------------
INTERESTED DIRECTORS

Samuel S. Stewart, Jr., Ph.D.   President and   Indefinite          Chairman of the Board for     12              None
CFA* 150 Social Hall Ave. 4th   Director                            the Advisor since 1975;
Floor Salt Lake City, UT                        Served as           Chief Investment Officer of
84111 Age 63                                    President and       Advisor since 2004;
                                                Director since      Director of Research of the
                                                1986                Advisor from 1975 to 2004;
                                                                    Chairman of the Board of
                                                                    the Funds from 1986 to
                                                                    2004; Professor of Finance
                                                                    at the University of Utah
                                                                    from 1975 to 2000.

INDEPENDENT DIRECTORS

James U. Jensen, J.D., MBA 44   Director and    Indefinite          Co-Founder and Chairman of    12              Private
North Wolcott Salt Lake City,   Chairman of                         the Board of Rappidmapper,                    companies and
UT 84103 Age 61                 the Board       Served as           Inc. (a company pursuing                      foundations
                                                Chairman of the     computer and measurement                      only.
                                                Board since 2004    technology and products)
                                                and Director        since 2004; Consultant on
                                                since 1986          corporate growth and
                                                                    technology transfer since
                                                                    2004; Vice President,
                                                                    Corporate Development,
                                                                    Legal Affairs and General
                                                                    Counsel, and Secretary, NPS
                                                                    Pharmaceuticals, Inc. from
                                                                    1991 to 2004.

William R. Swinyard, Ph.D.      Director and    Indefinite          Professor of Business         12              None
Marriott School of Management   Chairman of                         Management and Holder of
624 Tanner Building Brigham     the Audit       Served as           the Fred G. Meyer Chair of
Young University Provo, UT      Committee       Chairman of the     Marketing, Brigham Young
84602 Age 65                                    Audit Committee     University since 1978.
                                                since 2004 and
                                                Director since
                                                1986

----------
* Mr. Stewart is an Interested Director because he serves as a director and officer of the Advisor.

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                                                       FUND           OTHER
                                 POSITION(S)    TERM OF OFFICE(1)                                    COMPLEX      DIRECTORSHIPS
                                  HELD WITH       AND LENGTH OF     PRINCIPAL OCCUPATION DURING    OVERSEEN BY       HELD BY
    NAME, ADDRESS AND AGE           FUNDS          TIME SERVED      PAST 5 YEARS                     DIRECTOR      DIRECTOR(2)
    ---------------------       -------------   -----------------   ---------------------------   -------------   -------------
D. James Croft, Ph.D. 12030     Director        Indefinite          Consultant since 2004 and     12              None
Sunrise Valley Drive, Suite                                         Founder & Executive
200 Reston, VA 20191 Age 63                     Served as           Director, Mortgage Asset
                                                Director since      Research Institute from
                                                2005                1990 to 2004.

OFFICER

Jeff S. Cardon, CFA 150         Vice            Indefinite          President and Treasurer of    Not             None
Social Hall Ave. 4th Floor      President                           the Advisor since 1999;       Applicable
Salt Lake City, UT 84111 Age                    Served as Vice      Director of the Funds from
48                                              President since     1986 to 2004; Director of
                                                1986                the Advisor since 1985;
                                                                    Security Analyst for the
                                                                    Advisor since 1980.

Venice F. Edwards, CFA 150      Vice            Indefinite          Chief Compliance Officer      Not             Not
Social Hall Ave. 4th Floor      President                           for the Advisor since 2004;   Applicable      Applicable
Salt Lake City, UT 84111 Age    and Treasurer   Served as           Director of Compliance for
55                                              Treasurer since     the Advisor from 1995 to
                                                1996 and Vice       2004 and Secretary of the
                                                President since     Advisor since 1999.
                                                September 2004

Angela Palmer 150 Social Hall   Chief           Indefinite          Chief Compliance Officer      Not             Not
Ave. 4th Floor Salt Lake        Compliance                          for the Funds since 2004;     Applicable      Applicable
City, UT 84111 Age 33           Officer/        Served as Chief     Director of Compliance for
                                Secretary/      Compliance          the Advisor since 2004 and
                                Assistant       Officer,            Vice President of the
                                Treasurer       Secretary and       Advisor since November
                                                Assistant           2004; Senior Compliance
                                                Treasurer since     Administrator for the
                                                September 2004      Advisor from 2003 to 2004;
                                                                    Administration Services
                                                                    Manager at UMB Fund
                                                                    Services, Inc. ("UMBFS")
                                                                    from 1999 to 2003; Senior
                                                                    Financial Analyst at UMBFS
                                                                    from 1998 to 1999.

(1) A Director may serve until his death, resignation, removal or retirement. Each Independent Director shall retire as Director at the end of the calendar year in which he attains the age of 72 years.

(2) Directorships are those held by a Director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

BOARD OF DIRECTORS AND COMMITTEES. The Board of Directors has appointed the officers of the Company to be responsible for the overall management and day-to-day operations of the Company's business affairs between board meetings.

The Company's Board of Directors has created an Audit Committee whose members are Messrs. Jensen and Swinyard. The primary functions of the Audit Committee are to recommend to the Board of Directors the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Fund's internal controls and review certain other matters relating to the Fund's independent registered public accounting firm and financial records. The Audit Committee met five times during the fiscal year ended September 30, 2005. The Company's Board of Directors has no other committees.

DIRECTORS' FUND HOLDINGS AS OF DECEMBER 31, 2005*.

                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                   SECURITIES IN ALL REGISTERED INVESTMENT
                         DOLLAR RANGE OF EQUITY   COMPANIES OVERSEEN BY DIRECTORS IN FAMILY
                         SECURITIES IN THE FUND            OF INVESTMENT COMPANIES
                         ----------------------   -----------------------------------------
INTERESTED DIRECTORS
Samuel S. Stewart, Jr.            None                          Over $100,000

INDEPENDENT DIRECTORS
James U. Jensen                   None                          Over $100,000
William R. Swinyard               None                          Over $100,000
D. James Croft                    None                         $50,001-$100,000

* As of December 31, 2005, there were no shares of the [Wasatch Income Fund] outstanding.

COMPENSATION. The Funds' method of compensating Directors is to pay each Independent Director a retainer of $25,000 per year for services rendered, a fee of $2,000 for each Board of Directors meeting attended and a fee of $1,000 for each Board of Directors meeting held telephonically. Also, the members of the Audit Committee receive a fee of $2,000 for each Audit Committee meeting attended and a fee of $1,000 for each Audit Committee meeting held telephonically, unless an Audit Committee meeting is held on the same day as a Board of Directors meeting, in which case there is no separate fee paid to the Audit Committee members. In addition, the Chairman of the Board receives an additional fee of $5,000 a year as Chairman and the Chairman of the Audit Committee receives an additional fee of $3,000 per year as Chairman. The Funds also may reimburse the Independent Directors for travel expenses incurred in order to attend meetings of the Board of Directors and for continuing education expenses. Officers serve in that capacity without compensation from the Company. The table below sets forth the compensation paid to the Company's Directors during the fiscal year ended September 30, 2005 (exclusive of out-of-pocket expenses reimbursed)*.

                             AGGREGATE       PENSION OR RETIREMENT   AND FUND TOTAL COMPENSATION
                         COMPENSATION FROM    BENEFITS ACCRUED AS     FROM FUND COMPLEX PAID TO
NAME OF DIRECTOR              COMPANY        PART OF FUND EXPENSES            DIRECTORS
----------------         -----------------   ---------------------   ---------------------------
INTERESTED DIRECTORS
Samuel S. Stewart, Jr.        $     0                  $0                      $     0

INDEPENDENT DIRECTORS
James U. Jensen               $[_____]                 $0                      $[_____]
William R. Swinyard           $[_____]                 $0                      $[_____]
D. James Croft                $[_____]                 $0                      $[_____]

* The [Wasatch Income Fund] did not exist on September 30, 2005 and therefore did not pay compensation to the Directors during the presented period.

CODE OF ETHICS. Rule 17j-1 under the Investment Company Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a fund's investment activities. The Funds and the Advisor have adopted a detailed Code of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics requires personnel who are "access persons" of the Fund within the meaning of Rule 17j-1 to comply with the Code of Ethics adopted pursuant to Rule 17j-1, subject to sanctions by the Advisor in the event of non-compliance.

The Code of Ethics places certain restrictions on the trading activities of its Access Persons. Access Persons are required to pre-clear by memorandum approved by the Advisor's Approval Committee each personal transaction in a non-exempt security. The pre-clearance process is designed to prevent transactions that conflict with the Fund's interests. Access Persons are also required to report their non-exempt personal securities transactions on a quarterly basis.

PROXY VOTING POLICIES. The Company's and the Advisor's Proxy Voting Policy and Procedures are attached as Appendix B to this SAI.

The Company on behalf of each of its series has filed with the SEC their proxy voting record on Form N-PX for the 12-month period ending June 30, 2004. Form N-PX must be filed by the Company on behalf of its series each year by August
31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 800-551-1700 or visiting the Funds' web site at www.wasatchfunds.com or the SEC's web site at www.sec.gov. No later than August 31, 2005 (and each August thereafter), the Fund will be required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of [________, 2005], the Advisor owned all of the outstanding shares of the Fund. As of [_________, 2005] the Directors and Officers owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR. As described above and in the Prospectus, Wasatch Advisors, Inc. is responsible for making investment decisions and providing services for Wasatch Funds under an advisory and service contract. The Advisor, organized in September 1975, has been in the business of investment management since November 1975, and had total assets under management including the assets of the Funds of approximately [$___ billion as of December 31, 2005]. Dr. Stewart, Mr. Cardon, Ms. Karey D. Barker and Mr. Robert T. Gardiner by virtue of their share ownership, are deemed to control the Advisor.

Dr. Samuel S. Stewart, Jr., is President of Wasatch Funds and Chairman of the Board of the Advisor. Dr. Stewart is the only owner of more than 25% of the Advisor. All interested directors of Wasatch Funds are also officers and directors of the Advisor.

The principal executive officers and directors of the Advisor are Samuel S. Stewart, Jr., Ph.D., Chairman of the Board and Chief Executive Officer; Jeff S. Cardon, President, Treasurer and Director; Venice F. Edwards, Chief Compliance Officer and Secretary; Karey D. Barker, Vice President and Director; Robert T. Gardiner, Vice President and Director; Amy R. O'Reilly, Chief Financial Officer, Vice President and Director; John A. Scowcroft, Chief Operating Officer and Director; J.B. Taylor, Director; and Angela M. Palmer, Vice President. In addition to positions held with the Advisor the following also hold positions with the Company: Dr. Stewart, President; Mr. Cardon, Vice President; Ms. Edwards, Vice President/Treasurer and Ms. Palmer, Secretary, Assistant Treasurer and Chief Compliance Officer.

Under an Advisory and Service Contract, the Fund pays the Advisor a monthly fee computed on average daily net assets of the Fund at the annual rate of [0.70]%. The management fee is computed and accrued daily and is payable monthly. The management fee for the Fund is higher than the management fee charged by most mutual funds.

The Advisor provides an investment program for, and carries out the investment policy and manages the portfolio assets of, the Fund. The Advisor is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, quantity and time to buy or sell securities for the Fund. In addition to providing investment services, the Advisor pays for office space and facilities for the Company.

The Fund pays all of its own expenses, including, without limitation: the cost of preparing and printing registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto; the expense of registering shares with the SEC and in the various states; costs of typesetting, printing and mailing the Prospectus, Statement of Additional Information and reports to shareholders; reports to government authorities and proxy statements; fees paid to Directors who are not interested persons (as defined in the 1940
Act); interest charges; taxes; legal expenses; association membership dues; auditing services; administrative services; insurance premiums; fees and expenses of the Custodian of the Fund's assets; printing and mailing expenses; charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents; certain expenses incurred by employees of the Advisor; and extraordinary and non-recurring expenses.

The Advisor has agreed to limit the total expenses of the Fund until at least through January 31, 2007 to [0.95]% of average net assets computed on a daily basis. The Advisor will pay all expenses excluding interest, taxes and extraordinary expenses, in excess of such limitation. The Advisor may rescind this limitation on expenses any time after January 31, 2007 and in the event of rescission the terms of the Advisory and Service Contract would govern.

In order to promote quality service, the Advisor may give financial rewards or special recognition to employees of service providers, such as the Fund's fulfillment agent, UMB Distribution Services, LLC. Costs associated with the financial rewards or special recognition are paid by the Advisor not the Fund.

BOARD DELIBERATIONS REGARDING APPROVAL OF ADVISORY CONTRACT.

[TO BE PROVIDED]

GENERAL INFORMATION

ADMINISTRATOR. The Company has entered into an administration agreement dated July 1, 2005 with State Street Bank and Trust Company ("State Street"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, pursuant to which State Street provides administrative services to Wasatch Funds. Pursuant to an administration agreement effective July 1, 2005, the Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of Wasatch Funds; (ii) conducting relations with custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of Wasatch Funds. In performing its duties and obligations under the Administration Agreement, the Administrator shall not be held liable except in the case of its willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties.

The Administration Agreement permits the Administrator to enter into an agreement with one or more third parties pursuant to which such third parties may provide sub-administrative services to Wasatch Funds.

As compensation for its administrative services, the Administrator receives fees at an annual rate of 0.0425% on the first $3.3 billion and then a decreasing rate for higher assets. This is based on Wasatch Funds' assets and each Fund pays its allocable portion.

FUND ACCOUNTANT. Wasatch Funds has entered into an agreement with State Street pursuant to which State Street provides daily accounting services for the Company. Under the agreement with State Street, the cost to the Fund is its allocable portion of the fee based upon Wasatch Funds' assets computed daily and payable monthly, at the annual rate of 0.0125% and decreasing if the assets exceed $3.3 billion.

DISTRIBUTOR. Shares of the Fund are offered on a continuous basis through ALPS Distributors, Inc. ("ADI" or the "Distributor"), 1625 Broadway, Suite 2200, Denver, Colorado 80202, as distributor of the Fund pursuant to a Distribution Agreement dated September 30, 2005, between the Company and ADI. ADI also serves as distributor of other mutual funds. As distributor, ADI acts as the Funds' agent to underwrite, sell and distribute shares in a continuous offering.

TRANSFER AGENT. UMB Fund Services, Inc.("UMBFS"), 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301, acts as the Fund's transfer agent. As transfer agent, UMBFS keeps records of shareholder accounts and transactions. The Fund pays UMBFS a transfer agent fee based on the number of shareholder accounts, subject to a minimum annual fee.

CUSTODIAN. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as Wasatch Funds' custodian and is responsible for among other things, safeguarding and controlling the Company's cash and securities. Wasatch Funds pays State Street a custodian fee based upon assets and transactions of the Company.

LEGAL COUNSEL TO WASATCH FUNDS AND INDEPENDENT DIRECTORS. Chapman & Cutler LLP, 111 West Monroe Street, Chicago, IL 60603, acts as legal counsel to the Company and reviews certain legal matters for the Company in connection with the shares offered by the Prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, 1055 Broadway, 10th Floor, Kansas City, Missouri 64105 is the Company's independent registered public accounting firm. In this capacity the firm is responsible for auditing the financial statements of the Company and reporting thereon.

OTHER SERVICE AGREEMENTS. The Company, on behalf of the Fund, has also entered into service agreements with various financial institutions pursuant to which the financial institutions provide certain administrative services with respect to their customers who are beneficial owners of shares of the Fund. Pursuant to these service agreements, the Advisor and/or the Fund compensates the financial institutions for the administrative services provided which compensation is based on the aggregate assets of their customers who are invested in the Fund.

PORTFOLIO MANAGERS

As described in the Prospectus, the Fund is managed using a team approach. Certain members of the research team are responsible for making investment decisions for the Fund including Samuel S. Stewart Jr., Christopher D. Bowen, Paul Lambert, Jim Larkins, John Mazanec, Ryan Snow and JB Taylor (each a "Portfolio Manager"). These individuals may also have responsibility for the day-to-day management of accounts other than the Fund.

     MANAGEMENT OF OTHER ACCOUNTS AND POTENTIAL CONFLICTS OF INTEREST. The following table lists the number and types of accounts managed by each "Portfolio Managers" and assets under management in those accounts as of September 30, 2005:

                              OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS (1)
                        -----------------------------------------------------------
                         REGISTERED INVESTMENT COMPANY     OTHER POOLED INVESTMENT
                                  ACCOUNTS(2)                VEHICLE ACCOUNTS(3)             OTHER ACCOUNTS(4)
                        ------------------------------   --------------------------   ------------------------------
                        NUMBER OF   ASSETS MANAGED (IN   NUMBER OF   ASSETS MANAGED   NUMBER OF   ASSETS MANAGED (IN
PORTFOLIO MANAGER        ACCOUNTS        MILLIONS)        ACCOUNTS    (IN MILLIONS)    ACCOUNTS        MILLIONS)
-----------------       ---------   ------------------   ---------   --------------   ---------   ------------------
Samuel S. Stewart, Jr.      --                    --         --            --              0                    --
J.B. Taylor                  1        $1,704,985,966         --            --            193        $1,156,274,935
Paul Lambert                 1        $1,704,985,966         --            --            193        $1,156,274,935
Christopher D. Bowen         1        $  304,492,061         --            --              2        $   51,896,011
Ryan Snow                    1        $  304,492,061         --            --              2        $   51,896,011
Jim Larkins                  1        $  735,078,887         --            --            156        $  492,620,269
John Mazanec                 1        $  735,078,887         --            --            156        $  492,620,269

(1) If an account is managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, some accounts and assets have been counted twice.

(2) Includes each series of Wasatch Funds and excludes [Wasatch Income Fund]. None of the Wasatch Funds charges a performance-based fee.

(3) As of September 30, 2005, the Portfolio Managers did not manage any other pooled investment vehicle accounts.

(4) Other accounts would include, but are not limited to, individual and institutional accounts, pension and profit sharing plans, charitable organizations and state and municipal government entities. Wrap programs are represented as a single account. The number of accounts and the assets managed with performance-based fees are as follows:

    OTHER ACCOUNTS WITH PERFORMANCE-BASED FEES
--------------------------------------------------
                        NUMBER OF   ASSETS MANAGED
PORTFOLIO MANAGER        ACCOUNTS    (IN MILLIONS)
-----------------       ---------   --------------
Samuel S. Stewart, Jr       --                 --
J.B. Taylor                 32       $367,977,452
Paul Lambert                32       $367,977,452
Chris Bowen                 --                 --
Ryan Snow                   --                 --
Jim Larkins                 --                 --
John Mazanec                --                 --

There may be certain inherent conflicts of interest that arise in connection with a Portfolio Manager's management of the Fund's investments and the investments of any other accounts the Advisor also manages, including other fund or client accounts managed by the Fund's individual team members. Such conflicts include allocation of investment opportunities among the Fund and other accounts managed by the Advisor or the Portfolio Manager; the aggregation of purchase and sale orders believed to be in the best interest of more than one account managed by the Advisor or the Portfolio Manager and the allocation of such orders across such accounts; and any soft dollar arrangements that the Advisor may have in place that could benefit the Fund and/or other accounts. Additionally, some funds or accounts managed by a Portfolio Manager may have different fee structures, including performance fees, which are or have the potential to be higher or lower than the fees paid by another fund or account.

To minimize the effects of these inherent conflicts of interests, the Advisor has adopted and implemented policies and procedures, including trade aggregation and allocation procedures, that it believes are reasonably designed to mitigate the potential conflicts associated with managing portfolios for multiple clients, including the Fund, and ensure that no one client is intentionally favored at the expense of another. These policies and procedures are discussed in more detail under the section entitled "Brokerage Allocation and Other Practices" of this Statement of Additional Information.

     PORTFOLIO MANAGEMENT TEAM COMPENSATION. As of September 30, 2005, the Advisor's Executive Committee reviews and determines Portfolio Manager's compensation. The committee may use independent third party investment industry compensation survey results in evaluating competitive market compensation for its investment professionals. The committee may also consult with professional industry recruiters. The elements of total compensation for the Portfolio Managers are base salary, performance-based bonus, profit sharing and other benefits. Portfolio Managers who are also shareholders of the Advisor additionally receive quarterly dividends. The Advisor has balanced the components of pay to provide Portfolio Managers with an incentive to focus on both shorter and longer term performance. By design, Portfolio Manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the Funds that they manage.

     - Base Salary. Each Portfolio Manager is paid a fixed base salary based on the individual's experience and responsibilities.

     - Performance-Based Bonus. A majority of a Portfolio Manager's potential compensation is in the form of a performance-based bonus. The majority of the performance-based bonus is tied to the pre-tax performance of the Fund(s) he or she manages and the remaining small portion is tied to the average pre-tax performance of all of the Funds advised by the Advisor (the "team bonus"). Bonuses tied to the performance of the Fund(s) managed by the Portfolio Manager are paid based on the relevant Fund's Morningstar peer group ranking for the relative time period (1-year, 3-years and 5-years) while the team bonus is paid based on the average of the Morningstar peer group rankings for all Funds for the same time periods (1-year, 3-years and 5-years). Maximum one-year potential performance bonus is 2.7 to 4.6 times base salary. The potential bonus double, then triples, once 3-year and 5-year track records are established for each Portfolio Manager.

          As shown in the table above, each Portfolio Manager manages multiple separate accounts in addition to the Fund(s). Currently, all performance-based bonuses for our Portfolio Managers are paid on the relative performance of the Fund(s) he or she manages. This is due primarily to the relatively accessible peer group data for the Funds as well as the large number of separate accounts. This may present a conflict of interest as performance-based compensation is linked entirely to one product. The Advisor minimizes these conflicts through its trading policies procedures as described above.

     - Profit Sharing. In addition to performance-based bonuses, Portfolio Managers receive profit sharing bonuses quarterly. Such profit sharing is granted in units, with the profit sharing per unit tied to the Advisor's dividend rate. The number of units granted to a Portfolio Manager depends upon his/her experience and responsibilities. Profit sharing rewards Portfolio Managers for their contribution to the success of the firm as a whole. Profit Sharing bonuses are the smallest component of portfolio manager compensation and range from 0.3 to 0.9 times base salary.

     - Dividends. Portfolio Managers who are shareholders in the Advisor also receive quarterly dividends. The dividend rate is determined by the Advisor's Board of Directors.

     - Other Benefits. Portfolio Managers are also eligible to participate in broad-based plans offered generally to the Advisor's full-time employees, including 401(k), health and other employee benefit plans.

     PORTFOLIO MANAGEMENT TEAM FUND OWNERSHIP. There were no shares of the [Wasatch Income Fund] outstanding as of the date of this Statement of Additional Information; thus, the Portfolio Managers did not own any Fund shares.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The brokerage practices are monitored quarterly by the Board of Directors including the disinterested persons (as defined in the 1940 Act) of Wasatch Funds.

The Advisor is responsible for selecting the broker or dealer to execute transactions for the Fund and for negotiating and determining any commission rates to be paid for such transactions. The Advisor has no affiliated broker-dealer. The Advisor will use its best efforts to have transactions executed at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. The Advisor may consider a number of factors when selecting a broker or dealer to effect a transaction, including its financial strength and stability, its reputation and access to the markets for the security being traded, the efficiency with which the transaction will be effected, and the value of research products and services that a broker lawfully may provide to assist the Advisor in the exercise of its investment decision-making responsibilities. Although the Advisor may use broker-dealers that sell Fund shares to make transactions for the Fund's portfolio, the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

Over-the-counter purchases and sales may transacted directly with principal market makers and pay mark-ups or mark-downs or, under circumstances, on an agency basis if the Advisor believes that the interests of clients are best served by using a broker to execute OTC transactions where one or more market makers may not have the necessary liquidity and/or anonymity to fill the order. The Advisor may elect to transact in OTC securities on an agency basis in certain situations where the Advisor might have direct access to one or more market makers on principal basis (or "net basis"). Thus two transaction costs for a single trade may be incurred: a commission paid to the executing broker-dealer plus any mark-up or mark-down charged by the market making broker-dealer.

Purchases and sales of fixed income securities will usually be principal transactions. Such securities are often purchased or sold from or to dealers serving as market makers for the securities at a net price. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consist primarily of dealer spreads.

If the Advisor believes that the purchase or sale of a security is in the best interest of more than one of its clients (including the Fund), the Advisor may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. The Advisor will allocate securities so purchased or sold, as well as the expense incurred in the transaction, or on a pro-rata basis or in another manner it considers to be equitable and consistent with its fiduciary obligations to its clients.

Conflicts may arise in the allocation of investment opportunities among accounts (including the Fund) that the Advisor advises. The Advisor will seek to allocate investment opportunities believed appropriate for one or more of its accounts equitably and consistent with the best interests of all accounts involved; however, there can be no assurance that a particular investment opportunity that comes to the Advisor's attention will be allocated in any particular manner.

From time to time, the Advisor is given the opportunity to purchase an allocation of shares in an initial public offering ("IPO"). These allocations may be offered to the Advisor in part as a result of its past usage of various brokerage firms. The Advisor will generally allocate securities purchased in these offerings to client accounts (including the Fund) within the designated investment style(s) for which the security is best suited using a pro-rata or other method believed equitable by it, unless the total allocation to the Advisor or a particular investment style is de minimis.

The Company's Board of Directors has authorized the Advisor to pay a broker who provides research services commissions that are competitive but that are higher than the lowest available rate that another broker might have charged if the Advisor determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided. The provision of such services in exchange for brokerage business is commonly referred to as "soft-dollar arrangements". Payment of higher commissions in exchange for research services will be made in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") and other applicable state and federal laws. Section 28(e) of the 1934 Act defines "research" as, among other things, advice, directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Research products and services provided to the Advisor by broker-dealers may include, among other things, databases, data services, software and publications that provide access to and/or analysis of company, market and statistical data and proprietary research and analysis, including organizing and providing transportation for on-site company visits. In addition, the Advisor may receive certain products and services which provide both research and non-research or administrative assistance ("mixed-use") benefits, for example, software which is used for both portfolio analysis and account administration. In these instances, the Advisor makes a reasonable allocation as follows: the portion of such service of specific component which provides assistance to Advisor in its investment decision-making responsibilities is obtained from the broker-dealer with commissions paid on client portfolio transactions (including the Fund), while the portion of such services or specific component which provides non-research assistance is paid by the Advisor with its own resources.

The Advisor places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Company effects its securities transactions may be used by the Advisor in servicing all or some of its accounts; not all of such services may be used by the Advisor in connection with the Company. In the opinion of the Advisor, the benefits from research services to each of the accounts (including the Fund) managed by the Advisor cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Company will not be disproportionate to the benefits received by the Company on a continuing basis.

CAPITAL STOCK AND OTHER SECURITIES

Wasatch Funds was incorporated under Utah law on November 18, 1986, and reincorporated as a Minnesota corporation in January 1998. The Company is an open-end, registered management investment company under the 1940 Act.

The Company is authorized to issue shares in separate series. Twelve such series have been established, as set forth below:

Series A Common - Small Cap Growth Fund
Series B Common - Core Growth Fund
Series C Common - Wasatch-Hoisington U.S. Treasury Fund
Series D Common - Ultra Growth Fund
Series E Common - Micro Cap Fund
Series F Common - Global Science & Technology Fund
Series G Common - Small Cap Value Fund
Series H Common - International Growth Fund
Series I Common - Micro Cap Value Fund
Series J Common - Heritage Growth Fund
Series K Common - International Opportunities Fund
Series L Common - [Income] Fund

The Board of Directors is authorized to create new Funds in addition to those already existing without the approval of shareholders of the Company. All shares of each respective Fund have equal voting rights; each share is entitled to one vote per share (with proportionate voting for fractional shares). Only shareholders of a Fund are entitled to vote on matters concerning that Fund.

The assets received by the Company upon the sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund will be allocated on the basis of each Fund's relative net assets during the fiscal year.

Each share of a Fund has equal dividend, distribution, liquidation and voting rights with other shares of that Fund. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the Fund and upon liquidation or dissolution of the series in the net assets remaining after satisfaction of outstanding liabilities.

The shares of each Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, or exchange or similar rights, and will be freely transferable.

SHAREHOLDER MEETINGS. The Fund is not required to hold annual meetings of shareholders. The Company's bylaws and Minnesota law provide for addressing important issues at specially scheduled shareholder meetings.

Wasatch Funds is always happy to meet with shareholders. We communicate important information through Annual and Semi-Annual Reports, newsletters, special mailings and other events throughout the year.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

The procedures to be followed in the purchase and redemption of shares as well as the method of determining the net asset value (NAV or Fund's share prices) are fully disclosed in the Prospectus. Securities traded on a recognized stock exchange or market are valued at the last reported sales price from the exchange or market on which the security is primarily traded ("Primary Market"). A security traded on NASDAQ is valued at its official closing price. If there are no sales on any exchange or market on a day, then the security is valued at the most recent bid price. If a security's price is available on more than one U.S. or foreign exchange, the exchange that is the Primary Market for the security shall be used.

Debt securities with a remaining maturity greater than sixty (60) days are valued in accordance with the evaluated bid price supplied by a pricing service. Prices supplied by a pricing service may use a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Debt securities with a remaining maturity of sixty (60) days or less at the time of purchase generally are valued by the amortized cost method (i.e. valuation at acquisition cost increased each day by an amount equal to the daily accretion of the discount or amortization of premium) unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked to market. At times, valuations for debt securities may not be obtainable from pricing services. In all such cases, the Advisor will attempt to obtain market quotations from two or more dealers not affiliated with the Advisor (preferably market makers) and the security will be valued at the average of those quotations. If it is impracticable to obtain quotations from more than one dealer in time for the calculation of net asset value or if only one dealer provides a quotation, the quotation from that single dealer may be used. Where no dealer quotation is available, the Advisor, either independently or through the Funds' accounting agent, may obtain market valuations from a widely used quotation system. If no such quotation is available for a security, the security will be valued at "fair value" using the procedures described below.

Option contracts on securities, currencies, indexes, futures contracts, commodities and other instruments are valued at the last reported sale price on the exchange on which they are principally traded, if available, and otherwise are valued at the current bid price. Futures contracts are valued at the most recent settlement price for the day. Securities or other portfolio assets denominated in foreign currencies are converted into U.S. dollars at the prevailing currency exchange rate at the time the Fund's NAV is calculated, or as close to that time as is practicable.

Securities and other assets for which market prices are not readily available are priced at a "fair value" as determined by the Advisor in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the NYSE. Trading on foreign exchanges may not take place on all days on which there is regular trading on the NYSE, or may take place on days on which there is no regular trading on the NYSE (e.g., any of the national business holidays identified below). If events materially affecting the value of the Fund's portfolio securities occur between the time when a foreign exchange closes and the time when the Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by the Advisor in accordance with procedures approved by the Board.

Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading. The NYSE is closed, and net asset value will not be calculated, on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holidays are subject to change without notice. The NYSE may close early the day before each of these holidays and the day after Thanksgiving and Christmas.

The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on the Fund's net asset value next determined after your instructions are received in "good order" by the transfer agent or by your registered securities dealer. Since the Fund invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the Fund's net asset value may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The sale of the Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund's best interest to do so.

The Fund will deduct a fee of 2.00% from redemption proceeds on shares held two months or less. This redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short term shareholder trading. If a shareholder bought shares on different days, the shares held longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee assessed by certain financial intermediaries have omnibus accounts in the Fund, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Fund's transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Fund. These system differences are not intended or expected to facilitate market timing or frequent trading.

The redemption fee does not apply to shares that were acquired through reinvestment of dividends, redeemed through the Systematic Withdrawal Plan or in the event of any involuntary redemption and/or exchange transactions, (including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Directors). The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans). The redemption fee may be waived by the Funds' officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Directors' policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds' officers will be disclosed to the Funds' Board of Directors at its next regularly scheduled quarterly meeting.

Investors may exchange their shares of the Fund for the Northern U.S. Government Money Market Fund as provided in the Prospectus. UMBFS, in its capacity as transfer agent for the Fund, receives a service fee from the U.S. Government Money Market Fund at the annual rate of 0.25% of the average daily net asset value of the shares exchanged from the Fund into the U.S. Government Money Market Fund.

The Fund has authorized one or more brokers and other institutions (collectively "financial institutions") to accept on its behalf purchase and redemption orders. Such financial institutions are authorized to designate intermediaries to accept orders on the Fund's behalf. The Fund will be deemed to have received the order when an authorized financial institution or its authorized designee accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by a financial institution or its authorized designee.

Wasatch Funds has filed a notification of election under Rule 18f-1 of the 1940 Act committing to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder of record during any 90-day period to the lesser of: (1) $250,000 or (2) 1% of the net asset value of the Fund at the beginning of such election period.

The Fund intends to also pay redemption proceeds in excess of such lesser amount in cash, but reserves the right to pay such excess amount in kind, if it is deemed in the best interest of the Fund to do so. In making a redemption in kind, the Fund reserves the right to make a selection from each portfolio holding a number of shares which will reflect the portfolio makeup and the value will approximate as closely as possible the value of the Fund's shares being redeemed; any shortfall will be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the sale of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share net asset value used in valuing the Fund's shares tendered for redemption.

ELIGIBLE INVESTMENTS INTO CLOSED FUNDS

The Advisor periodically closes certain Wasatch Funds to control asset levels. Information on the eligible investments in Funds closed to new investors and to new investors and current shareholders can be found below and on Wasatch Funds' web site at www.wasatchfunds.com. The Advisor will make every effort to post information to fund closings at least two weeks prior to the effective date of the closing. WITH REGARD TO CLOSED FUNDS, THE ADVISOR RESERVES THE RIGHT TO MAKE ADDITIONAL EXCEPTIONS THAT, IN ITS JUDGMENT, DO NOT ADVERSELY AFFECT ITS ABILITY TO MANAGE THE FUNDS EFFECTIVELY. THE ADVISOR ALSO RESERVES THE RIGHT TO REJECT ANY PURCHASE OR REFUSE ANY EXCEPTION, INCLUDING THOSE DETAILED BELOW, THAT IT FEELS WILL ADVERSELY AFFECT ITS ABILITY TO MANAGE THE FUNDS EFFECTIVELY. The Advisor has established a Fund Exceptions Committee. A majority of the Fund Exceptions Committee must approve any investments in closed Funds not described below.

ELIGIBLE INVESTMENTS INTO FUNDS CLOSED TO NEW INVESTORS

- Shareholders may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.

- Shareholders may add to their accounts through the Automatic Investment Plan ("AIP") and may increase the AIP amount.

- Participants in a qualified defined contribution retirement plan (for example, 401(k) plans, profit sharing plans, and money purchase plans), 403(b) plan or 457 plan may invest through existing accounts in a closed fund. A plan may open new participant accounts with the plan. IRA transfers and rollovers from a plan may be used to open new accounts in the same fund. Certain third parties that offer Wasatch Funds may not be able to support this exception.

- IRA contributions and/or IRA rollovers from existing Wasatch shareholders may be allowed if the Advisor determines that such exceptions will not adversely affect its ability to manage the Funds. Certain requirements, such as minimum investment amounts, may be required.

- Shareholders may open new accounts that have the same social security number or registered shareholder as their existing accounts.

- Exchanges for shares in Funds closed to new investors may only be made by shareholders with existing accounts in those Funds.

- Custodians named for minors (children under 18) on existing accounts of Funds that are closed to new investors may open new accounts in those Funds.

- Administrators of 529 college savings plans with existing accounts at Wasatch Funds may purchase additional shares in closed Funds.

- Financial advisors with existing accounts, who provide record keeping and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients.

- Directors of the Funds and employees and directors of the Advisor and their family members may continue to add to existing accounts and open new accounts.

ELIGIBLE INVESTMENTS INTO FUNDS CLOSED TO NEW INVESTORS AND EXISTING
SHAREHOLDERS

- Shareholders may continue to add to their existing accounts through the reinvestment of dividends and capital gain distributions on any shares owned.

- Shareholders may continue to add to their existing accounts through an existing AIP, but may not increase the AIP amount while the Fund is closed.

- Participants in a qualified defined contribution retirement plan (for example, 401(k) plans, profit sharing plans, and money purchase plans), 403(b) plan or 457 plan may invest through existing accounts in a closed fund. A plan may open new participant accounts with the plan. IRA transfers and rollovers from a plan may be used to open new accounts in the same fund. Certain third parties that offer Wasatch Funds may not be able to support this exception.

- IRA contributions and/or IRA rollovers from existing Wasatch shareholders may be allowed if the Advisor determines that such exceptions will not adversely affect its ability to manage the Funds. Certain requirements, such as minimum investment amounts, may be required.

- Administrators of 529 college savings plans with existing accounts at Wasatch Funds may purchase additional shares in closed Funds.

- Financial advisors with existing accounts, who provide record keeping and/or asset allocation services for their clients, may be allowed to purchase shares for existing clients.

- Directors of the Funds and employees and directors of the Advisor and their family members may continue to add to existing accounts and open new accounts.

TAX STATUS

Reference is made to "Dividends, Capital Gain Distributions and Taxes" in the Prospectus.

The Fund will be treated as a separate entity for Federal income tax purposes. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes its net investment income and realized net capital gains.

The Fund pays shareholders distributions, if any, from net investment income and any net capital gains that it has realized. These distributions will be taxable, whether paid in cash or reinvested (unless your investment is in an IRA or other tax advantaged account).

Distributions paid from the Fund's net investment income will be taxable as ordinary income or as qualified dividend income. Ordinary income is subject to graduated federal tax rates as high as 35%;

qualified dividend income is subject to a maximum federal tax rate of 15%. The Fund will designate the portion (if any) of its distributions from investment earnings during each year that constitute qualified dividends. Generally, dividends that the Fund receives from domestic corporations and from foreign corporations whose stock is readily tradable on an established securities market in the U.S. or which are domiciled in countries on a list established by the Internal Revenue Service will qualify for qualified dividend treatment when paid out to investors.

Distributions from the Fund's net short-term capital gains are taxable as ordinary income. Distributions from the Fund's long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long you have held your shares. Long-term capital gains are currently subject to a maximum federal income tax rate of 15%.

Absent further legislation, the reduced maximum tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund will have the effect of reducing the per share net asset value of such shares by the per share amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Investors may also be subject to state and local taxes.

To the extent the Fund invest in REITs, the REITs in which the Fund invests may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, the Fund may pay a return of capital distribution to you by distributing more cash than its current or accumulated earnings and profits. The cost basis of your shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when you sell your shares. To the extent such a distribution exceeds your cost basis in your shares, you generally will be treated as realizing a taxable gain from the sale or exchange of your shares.

The Fund is required to withhold federal income tax at a rate set forth in applicable IRS Rules and Regulations ("backup withholding") from dividend payments and redemption and exchange proceeds if an investor fails to furnish his Social Security Number or other Tax Identification Number or fails to certify under penalty of perjury that such number is correct or that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Under the Code, any dividend declared by a regulated investment company in October, November or December of any calendar year and payable to shareholders of record on a specified date in such month shall be deemed to have been received by each shareholder on such date, and to have been paid by such company on such date if such dividend is actually paid by the company before February 1 of the following calendar year.

If the Fund invests in zero coupon bonds upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price," as those terms are defined in the Code. Similarly, if the Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated price at maturity. In each case, the Fund is required to accrue as ordinary interest income a portion of the original issue discount even though it receives no cash currently as interest payment on the obligation.

If the Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), by investing in either zero coupon bonds or TIPS it may be required to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of the Fund's assets to be invested in various countries is not known. Any amount of taxes paid by the Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to pass through to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year.

Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax. Specifically, the available foreign tax credit must be determined separately with respect to nine categories of income. The Fund may have foreign source income allocable to the four following categories: (i) passive income; (ii) high withholding tax interest;
(iii) dividends from a non-controlled foreign corporation pursuant to Section 902 of the Code; and (iv) other income not specifically categorized. Of these categories, a substantial part of Fund income is likely to constitute passive income. However, in the absence of specific regulatory guidance on the application of the income categories, the Fund cannot assure shareholders of the correctness of any allocation made.

The Fund may invest in shares of foreign corporations that may be classified under the Internal Revenue Code ("Code") as passive foreign investment companies ("PFICs"). PFICs are generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its annual gross income for a taxable year is passive income (such as certain interest, dividends, rents and royalties, or capital gains) or (2) it holds an average of at least 50% of its assets in investments producing (or held for the production of) such passive income. If the Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on so called "excess distributions" received from the PFIC or on the gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain. A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs.

Elections are available that would ameliorate tax consequences, but such elections may require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund has elected to "mark-to-market" the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund shares would generally be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stocks, as well as subject the Fund itself to tax on certain income from PFIC stocks, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Furthermore, in order to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid the imposition of the 4% excise tax, the Fund may be required to liquidate other investments, including when it may not be advantageous for a Fund to liquidate such investments, which may accelerate the recognition of gains. Distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends." In addition, it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation; therefore, the Fund may incur the tax and interest charges described above in some instances.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisors for a complete review of the tax ramifications of an investment in the Fund.

CALCULATION OF PERFORMANCE DATA

The Fund may occasionally advertise performance data such as total return (before and after taxes) or yield. To facilitate the comparability of these statistics from one mutual fund to another, the SEC has developed guidelines for the calculation of these statistics. The Fund will calculate their performance data in accordance with these guidelines.

AVERAGE ANNUAL TOTAL RETURN. The total return for a mutual fund represents the average annual compounded rate of return over a specified period of time that would equate the initial amount invested to the value of the investment at the end of the period of time. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                   n
                             P(1+T) = ERV

     Where:

     P      =   hypothetical initial payment of $1,000.
     T      =   average annual total return.
     n      =   period covered by the computation, expressed in terms of
                years.
     ERV    =   ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

The calculations of average annual total return assumes the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

AFTER-TAX RETURNS. The Fund may also quote after-tax total returns to show the impact of assumed federal taxes on an investment in the Fund. The Fund's total return after taxes on distributions shows the effect of taxable distributions on an investment in shares of the Fund for a specified period of time. The Fund's total return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are not taken into consideration.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS). The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the specified periods that would equate with the initial amount invested to the ending value, according to the following formula:

                                        n
                                  P(1+T)  = ATV
                                               D
     Where:

     P      =   a hypothetical initial payment of $1,000.
     T      =   average annual total return (after taxes on distributions).
     n      =   number of years.
     ATV    =   ending value of a hypothetical $1,000 payment made at the
        D       beginning of the one, five, or ten-year periods at the end of the one, five or 10-year periods after taxes on Fund distributions, but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION). The average annual total returns (after taxes on distributions and redemptions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

                                        n
                                  P(1+T) =ATV
                                             DR

     Where:

     P      =   a hypothetical initial payment of $1,000.
     T      =   average annual total return (after taxes on distributions and redemptions).
     n      =   number of years.
     ATV    =   ending value of a hypothetical $1,000 payment made at the
        DR      beginning of the one, five or ten-year periods at the end of the one, five or ten-year periods after taxes on Fund distributions and redemptions.

YIELD. A yield quotation is based upon a 30-day period and is computed by dividing the net investment income per share earned during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

     This calculation can be expressed as follows:

                                                6
                           YIELD = 2 [( a-b + 1)  - 1]
                                       ----
                                        cd

Where:

       a = dividends and interest earned during the period;
       b = expenses accrued for the period (net of reimbursements);
       c = average daily number of shares outstanding during the period entitled to receive dividends;
       d = net asset value per share on the last day of the period.

APPENDIX A

RATINGS ON PREFERRED STOCK AND LONG-AND SHORT-TERM DEBT SECURITIES

STANDARD & POOR'S PREFERRED STOCK RATINGS - INVESTMENT GRADE

Standard & Poor's Rating Service ("S&P's") ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A preferred stock issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

An issue rated "A" is backed by sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.

An issue rated "BBB" is regarded as backed by adequate capacity to pay preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

STANDARD & POOR'S PREFERRED STOCK RATINGS - NON-INVESTMENT GRADE

Preferred stock issues rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

A preferred stock issue rated "CC" is currently paying, but in arrears on, dividends or sinking fund payments.

A preferred stock issue rated "C" is nonpaying.

A preferred stock issue rated "D" is nonpaying with the issuer in default on debt instruments.

MOODY'S LONG-TERM DEBT RATINGS - INVESTMENT GRADE

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Bonds and preferred stock which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds and preferred stock which are rated AA are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds and preferred stock which are rated BAA are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

MOODY'S LONG-TERM DEBT RATINGS - NON-INVESTMENT GRADE

Bonds and preferred stock which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds and preferred stock which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds and preferred stock which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds and preferred stock which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MOODY'S SHORT-TERM DEBT RATINGS - INVESTMENT GRADE

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

MOODY'S SHORT-TERM DEBT RATINGS - NON-INVESTMENT GRADE

Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

STANDARD & POOR'S LONG-TERM CREDIT RATINGS - INVESTMENT GRADE

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

STANDARD & POOR'S LONG-TERM CREDIT RATINGS -NON-INVESTMENT GRADE

Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment.

The rating "C" may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S SHORT-TERM CREDIT RATINGS - INVESTMENT GRADE

A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on the obligation is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

STANDARD & POOR'S SHORT-TERM CREDIT RATINGS - NON-INVESTMENT GRADE

A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "D" is in default. The "D" rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B

                               WASATCH FUNDS, INC.

                       PROXY VOTING POLICY AND PROCEDURES

The Board of Directors of Wasatch Funds, Inc. (the "Company") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Company's investment portfolios (each, a "Fund," collectively, the "Funds"):

I.   POLICY

It is the policy of the Board of Directors of the Company (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Wasatch Advisors, Inc. (the "Advisor") as a part of the Advisor's management of the Funds, subject to the Board's continuing oversight. The Advisor may retain one or more independent service providers to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research and recommendations on proxy issues, provided however that the Advisor will make the decision as to how proxies should be voted consistent with the Advisor's policy and this policy.

II.  FIDUCIARY DUTY

The right to vote a proxy with respect to portfolio securities held by the Funds is an asset of the Company. The Advisor, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders.

III. PROCEDURES

The following are the procedures adopted by the Board for the administration of this policy:

     A. Review of Advisor Proxy Voting Policy and Procedures. The Advisor shall present to the Board its policy, guidelines and procedures for voting proxies at least annually and must notify the Board promptly of material changes to this document.

     B. Voting Record Reporting. No less than annually, the Advisor shall report to the Board a record of each proxy voted which deviated from Advisor's Proxy Voting Policy, Guidelines and Procedures with respect to portfolio securities of the Funds during the year. With respect to those proxies of the Fund that the Advisor has identified as involving a material conflict of interest(1), the Advisor shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

----------
(1) See Wasatch Advisors, Inc.'s Proxy Voting Policy, Guidelines and Procedures, Section III, Conflicts of Interest

IV.  REVOCATION

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.   ANNUAL FILING

The Company shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the 12-month period ended June 30 on Form N-PX not later than August 31 of each year.(2)

VI.  DISCLOSURES

     A.   The Company shall include in its registration statement:

          1. A description of this policy and of the policy and procedures used by the Advisor to determine how to vote proxies relating to portfolio securities; and

          2. A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company's toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the "SEC") website.

     B. The Company shall include in its annual and semi-annual reports to shareholders:

          1. A statement disclosing that a description of the policy and procedures used by or on behalf of the Company to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Company's toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website; and

          2. A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company's toll-free telephone number; or through a specified Internet address; or both; and on the SEC's web site.

VII. REVIEW OF POLICY

At least annually, the Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Amended: September 30, 2004

----------
(2) The Company must file its first report on Form N-PX not later than August 31, 2004, for the 12-month period beginning July 1, 2003, and ending June 30, 2004.

                             WASATCH ADVISORS, INC.

                 PROXY VOTING POLICY, GUIDELINES AND PROCEDURES

REGULATORY BACKGROUND - PROXY VOTING PROVISIONS OF THE INVESTMENT ADVISERS ACT

Rule 206(4)-6 of the Investment Advisers Act of 1940 requires that, for an investment adviser to exercise voting authority with respect to client securities, the adviser must:

- Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser's interests and those of the adviser's clients;

- Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

- Describe to clients the adviser's proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

In accordance with our obligations under the Rule, Wasatch Advisors has adopted and implemented the following Proxy Voting Policy, Guidelines and Procedures to ensure that client proxies are voted in the best interest of clients at all times.

I.   POLICY OVERVIEW

At Wasatch Advisors ("Wasatch"), our goal is to maximize the economic value of the investments we make for our separate account clients and our mutual fund shareholders. In pursuit of this goal, we buy and hold securities we believe will appreciate in value. When the investment potential of a security becomes diminished, we sell it and attempt to reinvest the proceeds in more attractive opportunities. In short, the primary means by which we serve our shareholders and clients and protect their interests is the purchase and sale of securities. A secondary means by which we fulfill our fiduciary responsibility is the exercising of our proxy voting rights. Corporate governance, including but not limited to, compensation plans, corporate actions and the composition of a board of directors, can have a significant influence upon the behavior of a management team and the value of a corporation. The proxy voting process is the primary means by which investors are able to influence such activities. As such, Wasatch considers how we vote proxies to be an important activity.

One fundamental tenet of Wasatch's investment philosophy is to invest in companies with high quality management teams. We spend a significant amount of time evaluating the performance, behavior, and actions of company executives in order to gain an understanding of how they think about protecting and increasing shareholder value. As a result of being invested with high quality management teams, Wasatch generally supports the recommendations of the boards of directors when voting proxies. However, we ultimately vote for or against recommendations based on the fundamental premise that at all times we are attempting to maximize the value of our investments for the benefit of our clients. Wasatch also has a long history of investing in companies with small market capitalizations, which often have a significant amount of common stock owned by existing and former members of management. While this high degree of inside ownership could cause some concerns regarding a lack of independence for the board of directors, certain board committees or other areas of corporate governance, we generally believe high inside ownership to be a positive characteristic as it helps to ensure that the interests of management and shareholders are closely aligned.

Wasatch has developed the following proxy voting guidelines to assist us in making decisions about how to vote proposals concerning certain issues. We have attempted to address those issues that we believe are most relevant to creating shareholder value or that occur most frequently in the types of securities in which we invest. However, these guidelines are not exhaustive and do not purport to cover all of the potential issues, for the variety of issues on which shareholders may be asked to vote is unlimited. The disclosure of these guidelines is intended to provide clients and shareholders with a better understanding of how Wasatch attempts to maximize shareholder value via the proxy voting process.

II.  GUIDELINES

BOARD OF DIRECTORS

Wasatch considers the board of directors to be an important component of strong corporate governance. The board is responsible for overseeing the management team of a company and helping to ensure that it acts in the best interest of shareholders. The primary means by which Wasatch can influence the board of directors is to vote for the election of directors who have relevant and valuable experience that will enhance the management of the company. Further, Wasatch prefers that a board of directors have a majority of independent directors because we believe that a board with such a composition is generally a strong advocate for shareholders.

However, while we endorse proposals that support the creation of boards with a majority of independent directors as well as proposals which call for the audit, compensation and nominating committees to be comprised solely of independent directors, the failure of the company to nominate only independent directors or to have only independent directors serve on key committees may not cause us to vote against the election of a director who lacks independence. Wasatch appreciates the importance of these standards but we do not believe it is always in the best interest of shareholders to blindly vote against all directors who may not be considered independent. For example, a large shareholder who serves as a director is not considered independent but may be a very important advocate for investors since his interests are closely aligned with those of shareholders.

Generally, Wasatch will vote for those nominees recommended by the board of directors. However, in each election we will review a wide variety of criteria including but not limited to:

-    Long-term performance of the company.

-    Composition of the board and key committees.

-    Stock ownership by directors.

-    Decisions regarding executive pay and director compensation.

-    Corporate governance provisions and takeover activity.

-    Attendance at board meetings.

-    Interlocking directorships and related party transactions.

In addition to evaluating nominees for the board of directors based on the aforementioned criteria, Wasatch generally will support proposals:

-    To declassify a board of directors.

-    That allow cumulative voting and confidential voting.

Wasatch generally will not support:

- Nominees who are independent and receive compensation for services other than serving as a director.

- Nominees who attend less than 75% of board meetings without valid reasons for absences.

-    Nominees who are party to an interlocking directorship.

-    Efforts to adopt classified board structures.

EXECUTIVE COMPENSATION

Wasatch supports compensation plans which are designed to align the interests of management and shareholders as well as relate executive compensation to the performance of the company. To evaluate compensation plans, we use quantitative criteria that measure the total cost to shareholders if a plan is passed. Factors considered include:

- The estimated dollar cost for every award type under the proposed plan and all continuing plans.

- The maximum shareholder wealth that would be transferred from the company to executives.

- Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index) pegged to market capitalization.

-    Cash compensation pegged to market capitalization.

- Other features of proposed compensation plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

After the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry specific, market cap based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. If the total plan cost exceeds the allowable cap, Wasatch will generally vote against the proposed plan. In addition, Wasatch generally will not support stock option plans that permit:

-    The repricing of stock options without shareholder approval.

- The options to be priced at less than 100% of the fair market value of the underlying security on the date of the grant.

CAPITAL STRUCTURE

Wasatch may be asked to vote on proposals pertaining to changes in the capital structure of a company. Such proposals include, but are not limited to, common stock authorizations, capital issuance requests, share repurchase programs, stock splits, and debt restructurings. We will vote for board recommended capital structure changes so long as the proposals are well aligned with shareholder interests. Wasatch generally will support proposals:

-    Requesting the authorization of additional common stock.

-    To institute share repurchase plans.

- To implement stock splits. Proposals to implement reverse stock splits will be reviewed on a case-by-case basis.

Wasatch will review, on a case-by-case basis, all other proposals to change the capital structure of a company, including the authorization of common stock with special voting rights, the authorization of stock relating to certain transactions, the issuance of preferred stock (including "blank check" preferred stock) and the restructuring of debt securities. These proposals typically address a set of company-specific circumstances and proposals recommended by the board of directors may or may not be in the best interest of shareholders.

MERGERS, ACQUISITIONS AND OTHER TRANSACTIONS

Companies may undertake a variety of strategic transactions aimed at enhancing shareholder value including mergers, acquisitions, recapitalizations, spin-offs, asset sales, and liquidations. In evaluating proposed transactions, we will consider the benefits and costs to shareholders over both the short and long term. Specific items we will consider include the financial impact of the transaction on future operating results, the increase or decrease in shareholder value, and any changes in corporate governance and their impact on shareholder rights. When shareholders are asked to vote on mergers, acquisitions and other similar proposals, they are considered to be material to the company and could require the analysis of a wide variety of factors in order to determine if the transaction is in the best interest of shareholders. As a result, Wasatch will review and vote each proposal on a case-by-case basis.

ANTI-TAKEOVER PROVISIONS

In an attempt to prevent a company from being acquired without the approval of the board of directors, shareholders may be asked to vote on a variety of proposals such as shareholder rights plans (commonly referred to as "poison pills"), supermajority voting, blank check preferred stock, fair price provisions, and the creation of a separate class of stock with disparate voting rights. Wasatch recognizes that such proposals may enhance shareholder value in certain situations. However, Wasatch will review proposals pertaining to anti-takeover provisions on a case-by-case basis and vote against those proposals merely intended to entrench management and prevent the company from being acquired at a fair price.

AUDITORS

An audit of a company's financial statements is an important part of the investment process, for while an audit cannot fully protect investors against fraud, it does verify that the financial statements accurately represent the position and performance of the company. Wasatch generally votes for proposals to ratify auditors unless the auditors do not appear to be independent. Auditor independence may be compromised if the auditor has a financial interest and/or association with the company or receives substantial compensation for non-audit related services. Wasatch also generally votes for proposals to authorize the board of directors to determine the remuneration of the auditors unless there is evidence of excessive compensation relative to the size and nature of the company.

SOCIAL AND ENVIRONMENTAL ISSUES

While Wasatch believes corporations have an obligation to be responsible corporate members of society, generally we will not support proposals concerning social, political or environmental issues if the proposals are economically disadvantageous to shareholders.

FOREIGN ISSUERS

With respect to some non-U.S. issuers, the exercise of voting rights can cause an account to incur a cost or cause the underlying shares to be blocked from trading. Although we recognize the importance of the right to vote, Wasatch believes that clients may be better served by avoiding unnecessary costs and preserving the right to trade shares promptly should conditions warrant. Accordingly, there may be times when no vote is cast because Wasatch's analysis of a particular proxy leads us to believe that the cost of voting the proxy exceeds the expected benefit to clients (e.g., when casting a vote on a foreign security requires that Wasatch engage a translator or travel to a foreign country to vote in person, or results in shares being blocked from trading). This position complies with the Department of Labor's Interpretive Bulletin 94-2.

OTHER ISSUES

Any issues not addressed by the foregoing guidelines will be reviewed on a case-by-case basis with the aim of maximizing shareholder value.

II.  PROXY VOTING COMMITTEE

Wasatch has established a Proxy Voting Committee ("Committee") to oversee all aspects of Wasatch's proxy voting policy, guidelines and procedures. The Committee is responsible for implementing and monitoring this policy. The Committee is responsible for reporting to the Audit Committee as well as providing a written report on a regular basis to the Advisor's and Fund's Board of Directors.

No less than annually, the Committee shall conduct a periodic review which shall comprise the following elements:

     - Review a sample of the record of voting delegation, including ERISA accounts, maintained by the Proxy Manager to determine if Wasatch is exercising its authority to vote proxies on portfolio securities held in the selected accounts

     - Request and review voting data to determine if accurate and timely communication of proxy votes is reasonably accomplished during the period reviewed

     - Meet with the Proxy Manager to review the voting of proxies, communication of proxy votes, and the general functioning of this policy

     - Prepare a written report to the Audit Committee with respect to the results of this review

III. PROCEDURES

ADMINISTRATION

Wasatch has retained an independent service provider, Institutional Shareholder Services ("ISS"), to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research on proxy issues.

Wasatch has also designated a member of our Operations team as Proxy Manager to assist in coordinating and voting securities, maintaining documents prepared by Wasatch to memorialize the basis for voting decisions, and monitoring Wasatch's proxy voting procedures. One of the Proxy Manager's responsibilities is to periodically send a proxy meeting calendar to research analysts detailing upcoming shareholder meetings and vote deadline information.

The members of Wasatch's Research team are responsible for reviewing the proxies of the companies they follow, together with other relevant information, and providing the Proxy Manager with vote recommendations in conformance with Wasatch's Policy and Guidelines.

Any attempts by any of Wasatch's personnel to influence the voting of client proxies in a manner that is inconsistent with Wasatch's Policy, Guidelines and Procedures should be reported to Wasatch's Compliance Officer. If the Compliance Officer is the person attempting to influence the voting, the report should be made to Wasatch's President.

CONFLICTS OF INTEREST

As noted previously, Wasatch will at all times make its best effort to vote proxies in the best interest of clients and avoid material conflicts of interest. A material conflict of interest refers to a situation in which Wasatch or affiliated persons of Wasatch have a financial interest in a matter presented by a proxy which could potentially compromise Wasatch's independence of judgment and action with respect to the voting of the proxy. We will use our best reasonable efforts to identify any material conflicts that may exist by, among other things, reviewing the identity of each issuer soliciting proxy votes to determine if the issuer or an affiliate of the issuer (i) is a client of Wasatch, (ii) has a relationship with Wasatch, (iii) there is a reasonable expectation that the issuer or an affiliate would become a client of Wasatch or develop a material relationship with Wasatch, or (iv) Wasatch holds a significant amount(1) of the issuer's shares outstanding. In addition, any Wasatch employee with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to an issuer soliciting proxy votes must disclose that conflict to the Proxy Manager and the Compliance Officer and remove himself or herself from the proxy voting process for that issuer. Any questions regarding whether a particular issue may present a material conflict of interest with respect to Wasatch's voting of client proxies should be directed to Wasatch's Compliance Officer.

In the event that Wasatch has a material conflict of interest in any proposal that is the subject of a proxy to be voted for a client account, Wasatch will instruct ISS to vote that proposal in accordance with ISS' published recommendation. In such cases, any vote recommended by ISS is binding and may not be overridden by Wasatch. Proposals on the same proxy ballot for which Wasatch does not have a material conflict of interest will be voted in accordance with Wasatch's Proxy Voting Policy and Guidelines.

----------
(1) Wasatch's relative level of ownership of certain issuer's soliciting proxy votes, as a percent of the company's shares outstanding, may give the appearance of control. Wasatch clients hold the issuer's stock solely for investment purposes, with no intent to control the business or affairs of the issuer. In such instances, Wasatch may instruct ISS to vote that meeting in accordance with ISS' published recommendation.

ANNUAL CERTIFICATION

Each Wasatch employee who is involved in the proxy voting process is required to certify annually that he or she has read, understands and has complied with, to the best of his or her knowledge, Wasatch's Proxy Voting Policy, Guidelines and Procedures.

ERISA

Wasatch acknowledges our responsibility to vote proxies for ERISA clients in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. Wasatch casts such proxy votes for the sole purpose of extending benefits to participants and beneficiaries while using the care, skill and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

TRAINING

At least annually, Compliance will conduct employee training programs for appropriate personnel regarding the Proxy Voting Policy, Guidelines and Procedures. Such training programs will review applicable laws, regulations, procedures and recent trends in proxy voting and their relation to Wasatch's business. Attendance at these programs is mandatory for appropriate personnel, and session and attendance records will be retained for a five-year period.

RECORDKEEPING

Under rule 204-2, Wasatch must retain the following:

     a)   proxy voting policies and procedures;

     b)   proxy statements received regarding client securities;

     c)   records of votes they cast on behalf of clients;

     d) any documents prepared by Wasatch that were material to making a decision how to vote, or that memorialized the basis for the decision;

     e)   Record of the voting resolution of any conflict of interest;

     f) Records of any client requests for information on how a client's proxies were voted and records of Wasatch's responses to client requests;

     g)   Training attendance records; and

     h)   All written reports arising from annual reviews of the policy.

Wasatch has retained ISS to assist in providing record-keeping and vote disclosure services, as well as research on proxy issues. Wasatch may use the Securities and Exchange Commission's EDGAR database for the items referred to in item b above. Records not maintained by ISS shall be maintained by Wasatch for a period of not less than five years from the end of the Wasatch's fiscal year during which the last entry was made on the record.

DISCLOSURE

Clients should contact their Client Relations representative to obtain information on how Wasatch has voted their proxies.

Clients can also request information by:

- MAILING to Wasatch Advisors, Inc., Attn: Proxy Request, 150 Social Hall Avenue, 4th Floor, Salt Lake City, UT 84111

-    E-MAILING to proxyrequest@wasatchadvisors.com

-    CALLING 1 (800) 381-1065 or 1 (801) 533-0777 from 8:00 a.m. to 5:00 p.m.
     Mountain Time

-    FAXING to 1 (801) 533-9828, Attn: Proxy Request

Beginning in 2004, Wasatch Funds' proxy voting record will be available on the Funds' website at www.wasatchfunds.com and the SEC's website at www.sec.org no later than August 31 for the prior 12 months ending June 30.

Last amended September 30, 2004

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

a-1. Articles of Incorporation of Wasatch Funds, Inc. dated November 3, 1997 is incorporated herein by reference to Post-Effective Amendment No. 18 to Wasatch Funds Inc.'s Registration Statement on Form N-1A filed with the
       Commission on November 30, 1998.

a-2.   Certificate of Designation of Series H Shares of Wasatch Funds, Inc.
       dated June 18, 2002 is incorporated herein by reference to Post-Effective
       Amendment No. 29 to Wasatch Funds Inc.'s Registration Statement on Form
       N-1A filed with the Commission on January 28, 2004.

a-3.   Certificate of Designation of Series I Shares of Wasatch Funds, Inc.
       dated June 30, 2003 is incorporated herein by reference to Post-Effective
       Amendment No. 29 to Wasatch Funds Inc.'s Registration Statement on Form
       N-1A filed with the Commission on January 28, 2004.

a-4.   Certificate of Designation of Series J Shares dated February 25, 2004 of
       Wasatch Funds, Inc. is incorporated herein by reference to Post-Effective
       Amendment No. 31 to Wasatch Funds Inc.'s Registration Statement on Form
       N-1A filed with the Commission on May 12, 2004.

a-5. Certificate of Designation of Series K Shares of Wasatch Funds, Inc. is incorporated herein by reference to Post-Effective Amendment No. 32 to Wasatch Funds Inc.'s Registration Statement on Form N-1A filed with the
       Commission on October 14, 2004.

a-5. Certificate of Designation of Series L Shares of Wasatch Funds, Inc. to be filed by amendment.

b. Bylaws of Wasatch Funds, Inc. dated September 1, 2004 are incorporated herein by reference to Post-Effective Amendment No. 32 to Wasatch Funds
       Inc.'s Registration Statement on Form N-1A filed with the Commission on
       October 14, 2004.

c.     None.

d-1. Advisory and Service Contract dated January 27, 1998 is incorporated herein by reference to Post-Effective Amendment No. 18 to Wasatch Funds
       Inc.'s Registration Statement on Form N-1A filed with the Commission on
       November 30, 1998.

d-2. Amended Exhibit A to Advisory and Service Contract dated December 8, 2000 is incorporated herein by reference to Post-Effective Amendment No. 22 to Wasatch Funds Inc.'s Registration Statement on Form N-1A filed with the
       Commission on January 31, 2001.

d-3. Amended Exhibit A to Advisory and Service Contract dated June 14, 2002 is incorporated herein by reference to Post-Effective Amendment No. 27 to Wasatch Funds Inc.'s Registration Statement on Form N-1A filed with the
       Commission on November 27, 2002.

d-4. Amended Exhibit A to Advisory and Service Contract dated June 4, 2003 is incorporated herein by reference to Post-Effective Amendment No. 29 to Wasatch Funds Inc.'s Registration Statement on Form N-1A filed with the
       Commission on January 28, 2004.

d-5.   Amended Exhibit A to Advisory and Service Contract dated February 25,
       2004 is incorporated herein by reference to Post-Effective Amendment No.
       30 to Wasatch Funds Inc.'s Registration Statement on Form N-1A filed with the Commission on February 27, 2004.

d-6. Amended Exhibit A to Advisory and Service Contract with respect to Wasatch International Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 33 to Wasatch Funds Inc.'s
       Registration Statement on Form N-1A filed with the Commission on November
       30, 2004.

d-7. Amended Exhibit A to Advisory and Service Contract with respect to Wasatch Income & Growth Fund to be filed by amendment.

e.     Distribution Agreement between Wasatch Funds, Inc. and ALPS Distributors,
       Inc. is filed herein.

f.     None.

g.     Custodian Agreement between Wasatch Funds, Inc. and State Street Bank and
       Trust Company dated June 1, 2003 is incorporated herein by reference to Post-Effective Amendment No. 28 to the Company's Registration Statement on Form N-1A filed with the Commission on May 2, 2003.

h-1.   Administration Agreement between Wasatch Funds, Inc. and State Street
       Bank and Trust Company dated July 1, 2005 is filed herein.

h-2.   Investment Accounting Agreement between Wasatch Funds, Inc. and State
       Street Bank and Trust Company, dated June 1, 2003 is incorporated herein by reference to Post-Effective Amendment No. 28 to the Company's
       Registration Statement on Form N-1A filed with the Commission on May 2,
       2003.

h-3.   Transfer Agency Agreement dated September 1, 2003 between Wasatch Funds,
       Inc. and UMB Fund Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 29 to Wasatch Funds Inc.'s Registration
       Statement on Form N-1A filed with the Commission on January 28, 2004.

h-4.   Addendum to Transfer Agency Agreement dated September 1, 2003 between
       Wasatch Funds, Inc. and UMB Fund Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 29 to Wasatch Funds Inc.'s
       Registration Statement on Form N-1A filed with the Commission on January
       28, 2004.

h-5. Customer Identification Program Addendum to Transfer Agency Agreement dated October 1, 2003 between Wasatch Funds, Inc. and UMB Fund Services,
       Inc. is incorporated herein by reference to Post-Effective Amendment No.
       29 to Wasatch Funds Inc.'s Registration Statement on Form N-1A filed with the Commission on January 28, 2004.

h-6. Amended and Restated Expense Limitation Agreement is incorporated herein by reference to Post-Effective Amendment No. 34 to Wasatch Funds Inc.'s
       Registration Statement on Form N-1A filed with the Commission on January
       31, 2005.

i-1.   Opinion of Counsel is incorporated herein by reference to Post-Effective
       Amendment No. 29 to Wasatch Funds Inc.'s Registration Statement on Form
       N-1A filed with the Commission on January 28, 2004.

i-2.   Opinion of Counsel is incorporated herein by reference to Post-Effective
       Amendment No. 31 to Wasatch Funds Inc.'s Registration Statement on Form
       N-1A filed with the Commission on May 12, 2004.

i-3.   Opinion of Counsel is incorporated herein by reference to Post-Effective
       Amendment No. 32 to Wasatch Funds Inc.'s Registration Statement on Form
       N-1A filed with the Commission on October 14, 2004.

i-3. Opinion of Counsel with respect to Wasatch Income & Growth Fund to be filed by amendment.

j.     Not applicable.

k.     None.

l.     None.

m.     None.

n.     None.

p. Code of Ethics of Wasatch Advisors, Inc. and Wasatch Funds, Inc. is filed herein.

q-1.   Power of Attorney is incorporated herein by reference to Post-Effective
       Amendment No. 33 to Wasatch Funds Inc.'s Registration Statement on Form
       N-1A filed with the Commission on November 30, 2004.

q-2.   Power of Attorney is filed herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is controlled by its Board of Directors. Registrant neither controls any person or is under common control with any other person.

ITEM 25. INDEMNIFICATION

The Registrant's Articles of Incorporation provide that the Registrant shall indemnify the Board of Directors for such expenses and liabilities, in such manner, under such circumstances, and to the full extent as permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended.

Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements, and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit, and the Minnesota Statutes dealing with directors conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

Indemnification shall only be made when (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" of the company as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion.

Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (1) the indemnitee shall provide a security for his undertaking, (2) the investment company shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party directors of the investment company, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

As of December 31, 2004, Wasatch Advisors, Inc. (the "Advisor" of the Registrant) acted as the investment advisor for employee benefit plans, other tax-free plans including individual retirement accounts, Keoghs, endowments and foundations, and taxable accounts in addition to the twelve series of Wasatch Funds, Inc. The total assets under management were approximately $9.8 billion (including the Funds) as of December 31, 2004.

Certain information regarding each officer and director of the Advisor including each business, profession, vocation or employment of a substantial nature in which each such person is or has been engaged at any time during the past two fiscal years is set forth below.

                                                                                       Other Substantial
                                                     Position                        Business, Profession,
Name                                               with Advisor                     Vocation or Employment
----                            -------------------------------------------------   ----------------------
Samuel S. Stewart, Jr., Ph.D.   Chairman of the Board and Chief Executive Officer             --
Jeff S. Cardon                  President, Treasurer and Director                             --
Venice F. Edwards               Chief Compliance Officer and Secretary                        --
Karey D. Barker                 Vice President and Director                                   --
Robert T. Gardiner              Vice President and Director                                   --
Amy R. O'Reilly                 Chief Financial Officer, Vice President and
                                Director
J.B. Taylor                     Director
Eric Bergeson                   Director                                                      --
John Scowcroft                  Chief Operating Officer and Director                          --
Angela M. Palmer                Vice President                                                --

ITEM 27. PRINCIPAL UNDERWRITERS

(a) The sole principal underwriter for the Registrant is ALPS Distributors, Inc. which acts as distributor for the Registrant and the following other funds: Westcore Trust, Financial Investors Trust, First Funds Trust, Firsthand Funds Trust, Stonebridge Funds Trust, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, DIAMONDS Trust, Nasdaq-100 Trust, BLDRS Index Funds Trust, Powershares Exchange Traded Fund Trust, Ameristock Mutual Fund, Inc., Davis Park Series Trust, Financial Investors Variable Insurance Trust, Agilex Funds, Accessor Funds, Inc., W.P. Stewart & Co. Growth Fund, Inc., Holland Series Fund, Inc., Williams Capital Management Trust, Reaves Utility Income Trust, Clough Global Allocation Fund, and State Street Institutional Investment Trust.

(b) To the best of Registrant's knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for the Registrant, are as follows:

Name and Principal    Positions and Offices                Positions and Offices
Business Address*        with Registrant                      with Underwriter
-------------------   ---------------------   -----------------------------------------------
W. Robert Alexander            None           Chairman, Chief Executive Officer and Secretary
Thomas A. Carter               None           Chief Financial Officer and Director
Edmund J. Burke                None           President and Director
Jeremy O. May                  None           Senior Vice President and Director
Robert Szydlowski              None           Vice President
Rick A. Pederson               None           Director

----------
*    All addresses are 1625 Broadway, Suite 2200, Denver, Colorado 80202.

(c)  None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

1. Wasatch Advisors, Inc., 150 Social Hall Avenue, 4th Floor, Salt Lake City, UT 84111 and 44 Cook Street, Suite 611, Denver, CO 80206 (records relating to its function as investment advisor).

2. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105 (records relating to its function as custodian).

3. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105 (records relating to its function as administrator and fund accounting servicing agent).

4. UMB Fund Services, Inc. 803 West Michigan Street, Suite A, Milwaukee, WI 53233 (records relating to its function as transfer agent and shareholder servicing agent).

5. ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202 (records relating to its function as distributor).

ITEM 29. MANAGEMENT SERVICES

Other than as set forth under the caption "Management of the Company" in the Prospectus constituting Part A of the Registration Statement and under the captions "Management of the Fund" and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 35 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salt Lake City, and the State of Utah on the 16th day of November 2005.

WASATCH FUNDS, INC.


By /s/ Samuel S. Stewart
   -----------------------------------
   Samuel S. Stewart, Jr., Ph.D.,
   President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                                        Title                        Date
---------                                        -----                        ----


/s/ Samuel S. Stewart              President and Director (principal   November 16, 2005
--------------------------------   executive officer)
Samuel S. Stewart, Jr., Ph.D.


/s/ Venice F. Edwards              Vice President/Treasurer            November 16, 2005
--------------------------------   (principal financial and
Venice F. Edwards                  accounting officer)


*                                  Director                            November 16, 2005
 -------------------------------
James U. Jensen, Esquire


*                                  Director                            November 16, 2005
 -------------------------------
 William R. Swinyard


*                                  Director                            November 16, 2005
 -------------------------------
 D. James Croft


*/s/ Angela M. Palmer
 -------------------------------
 Angela M. Palmer
 Secretary/Assistant Treasurer

Signed pursuant to a power of attorney is incorporated herein by reference to Post-Effective Amendment No. 33 to Wasatch Funds Inc.'s Registration Statement on Form N-1A filed with the Commission on November 30, 2004.

Signed pursuant to a power of attorney filed herein as Exhibit q-2.

EXHIBIT INDEX

Exhibit No.
-----------
e.            Distribution Agreement between Wasatch Funds, Inc. and ALPS
              Distributors, Inc.

h-1.          Administration Agreement between Wasatch Funds, Inc. and State
              Street Bank and Trust Company

p.            Code of Ethics of Wasatch Advisors, Inc. and Wasatch Funds, Inc.

q-2.          Power of Attorney